UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2012

CNL Healthcare Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-54685	27-2876363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 9.01	Financial Statements and Exhibits

On June 29, 2012, CNL Healthcare Trust, Inc. (the “Company”) filed a Form 8-K disclosing its acquisition of seven senior living facilities (the “Properties”) through a joint venture with Sunrise Senior Living Investments, Inc. (“Sunrise”).

The Form 8-K is hereby amended to include the required financial information.

(a)	Financial Statements of Businesses Acquired

MetSun Two Pool Two, LLC, MetSun Three Louisville KY Senior Living, LLC and MetSun Three Lombard IL Senior Living, LLC

Unaudited combined financial statements as of March 31, 2012 and December 31, 2011 and for the three months ended March 31, 2012 and 2011

Combined Balance Sheets

Combined Statements of Operations

Combined Statements of Changes in Members’ Deficit

Combined Statements of Cash Flows

Notes to Combined Financial Statements

Combined Financial Statements as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009

Report of Independent Auditors

Combined Balance Sheets

Combined Statements of Operations

Combined Statements of Changes in Members’ (Deficit) Equity

Combined Statements of Cash Flows

Notes to Combined Financial Statements

Sunrise Connecticut Avenue Assisted Living, LLC

Unaudited financial statements as of March 31, 2012 and December 31, 2011 and for the three months ended March 31, 2012 and 2011

Balance Sheets

Statements of Operations

Statements of Changes in Member’s (Deficit) Equity

Statements of Cash Flows

Notes to Financial Statements

Financial statements as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009

Report of Independent Auditors

Balance Sheets

Statements of Operations

Statements of Changes in Member’s Equity (Deficit)

Statements of Cash Flows

Notes to Financial Statements

F–2

Santa Monica AL, LLC

Unaudited financial statements as of March 31, 2012 and December 31, 2011 and for the three months ended March 31, 2012 and 2011

Consolidated Balance Sheets

Consolidated Statements of Operations

Consolidated Statements of Changes in Members’ Equity

Consolidated Statements of Cash Flows

Notes to Consolidated Financial Statements

Consolidated Financial Statements as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009

Report of Independent Auditors

Consolidated Balance Sheets

Consolidated Statements of Operations

Consolidated Statements of Changes in Members’ Equity

Consolidated Statements of Cash Flows

Notes to Consolidated Financial Statements

(b)	Pro Forma Financial Information

CNL Healthcare Trust, Inc.

Unaudited Pro Forma Condensed Consolidated Financial Information:

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2012

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2011

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Certain statements in this report are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements generally are characterized by the use of terms such as “may,” “will,” “should,” “plan,” “anticipate,” “estimate,” “predict,” “believe” and “expect” or the negative of these terms or other comparable terminology. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, actual results could differ materially from those set forth in the forward-looking statements. Given these uncertainties, the Company cautions investors and potential investors not to place undue reliance on such statements. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2012	CNL HEALTHCARE TRUST, INC.

	By:	/s/ Joseph T. Johnson
Joseph T. Johnson
Senior Vice President, Chief Financial Officer and Treasurer

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INDEX TO FINANCIAL STATEMENTS

Page
MetSun Two Pool Two, LLC, MetSun Three Louisville KY Senior Living, LLC and MetSun Three Lombard IL Senior Living, LLC

Unaudited combined financial statements as of March 31, 2012 and December 31, 2011 and for the three months ended March 31, 2012 and 2011

Combined Balance Sheets	F–7

Combined Statements of Operations	F–8

Combined Statements of Changes in Members’ Deficit	F–9

Combined Statements of Cash Flows	F–10

Notes to Combined Financial Statements	F–12

Combined Financial Statements as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009

Report of Independent Auditors	F–18

Combined Balance Sheets	F–19

Combined Statements of Operations	F–20

Combined Statements of Changes in Members’ (Deficit) Equity	F–21

Combined Statements of Cash Flows	F–22

Notes to Combined Financial Statements	F–24

Sunrise Connecticut Avenue Assisted Living, LLC

Unaudited financial statements as of March 31, 2012 and December 31, 2011 and for the three months ended March 31, 2012 and 2011

Balance Sheets	F–31

Statements of Operations	F–32

Statements of Changes in Member’s Equity (Deficit)	F–33

Statements of Cash Flows	F–34

Notes to Financial Statements	F–35

Financial statements as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009

Report of Independent Auditors	F–39

Balance Sheets	F–40

Statements of Operations	F–41

Statements of Changes in Member’s Equity (Deficit)	F–42

Statements of Cash Flows	F–43

Notes to Financial Statements	F–44

Santa Monica AL, LLC

Unaudited financial statements as of March 31, 2012 and December 31, 2011 and for the three months ended March 31, 2012 and 2011

Consolidated Balance Sheets	F–48

F–5

(b)	Pro Forma Financial Information

CNL Healthcare Trust, Inc.

Unaudited Pro Forma Condensed Consolidated Financial Information:

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2012	F–68

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2011	F–69

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	F–70

F–6

METSUN TWO POOL TWO, LLC, METSUN THREE LOUISVILLE KY SENIOR

LIVING, LLC AND METSUN THREE LOMBARD IL SENIOR LIVING, LLC

COMBINED BALANCE SHEETS

AS OF MARCH 31, 2012 (UNAUDITED) AND DECEMBER 31, 2011

	March 31, 2012	December 31, 2011
	(unaudited)

ASSETS

PROPERTY AND EQUIPMENT:
Land and land improvements	$17,892,776	$16,691,058
Building and building improvements	96,918,943	100,106,766
Furniture, fixtures, and equipment	4,238,367	7,149,416
Construction in progress	3,719	11,770

Total property and equipment	119,053,805	123,959,010

Less accumulated depreciation	—	(6,623,634)

Property and equipment — net	119,053,805	117,335,376

CASH AND CASH EQUIVALENTS	650,842	1,304,751

RESTRICTED CASH	1,124,331	867,896

ACCOUNTS RECEIVABLE — Net of allowance for doubtful accounts of $54,220 and $62,548 in 2012 and 2011, respectively	229,065	193,086

PREPAID EXPENSES AND OTHER ASSETS	90,089	86,537

DEFERRED FINANCING COSTS — Net of accumulated amortization of $138,187 and $76,561 in 2012 and 2011, respectively	134,471	196,097

RESIDENT LEASE INTANGIBLE — Net of accumulated amortization of $0 in 2012 and 2011, respectively	606,508	—

TOTAL	$121,889,111	$119,983,743

LIABILITIES AND MEMBERS’ DEFICIT

LIABILITIES:
Notes payable, net of discount	$118,245,086	$119,860,066
Accounts payable and accrued expenses	1,425,493	1,186,773
Payable to affiliates — net	—	3,632,030
Security and reservation deposits	9,000	8,200
Accrued interest	1,566,833	1,568,266
Deferred revenue	1,387,686	1,484,160

Total liabilities	122,634,098	127,739,495

MEMBERS’ DEFICIT	(744,987)	(7,755,752)

TOTAL	$121,889,111	$119,983,743

See notes to combined financial statements.

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METSUN TWO POOL TWO, LLC, METSUN THREE LOUISVILLE KY SENIOR

LIVING, LLC AND METSUN THREE LOMBARD IL SENIOR LIVING, LLC

COMBINED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2012 AND 2011 (UNAUDITED)

	2012	2011

OPERATING REVENUE:
Resident fees	$6,902,854	$5,502,524
Other income	12,631	35,525

Total operating revenue	6,915,485	5,538,049

OPERATING EXPENSES:
Labor	2,825,612	2,613,781
Depreciation	982,190	980,609
General and administrative	430,458	472,665
Management fees to affiliate	418,528	429,356
Food	298,928	253,716
Insurance	244,711	170,972
Utilities	185,609	214,306
Taxes and license fees	217,011	210,578
Repairs and maintenance	140,438	156,700
Advertising and marketing	87,823	110,963
Ancillary expenses	64,885	50,873
Bad debt	59,579	7,353

Total operating expenses	5,955,772	5,671,872

INCOME (LOSS) FROM OPERATIONS	959,713	(133,823)

OTHER EXPENSE:
Interest expense	(1,854,983)	(1,898,565)
Other income	1,202,591	—
Interest income	1,793	1,739

Total other expense	(650,599)	(1,896,826)

NET INCOME (LOSS)	$309,114	$(2,030,649)

See notes to combined financial statements.

F–8

METSUN TWO POOL TWO, LLC, METSUN THREE LOUISVILLE KY SENIOR

LIVING, LLC AND METSUN THREE LOMBARD IL SENIOR LIVING, LLC

COMBINED STATEMENTS OF CHANGES IN MEMBERS’ DEFICIT

FOR THE THREE MONTHS ENDED MARCH 31, 2012 (UNAUDITED)

MEMBERS’ DEFICIT — December 31, 2011	$(7,755,752)

Net loss	309,114

Step-Up in basis for acquisition of MetLife, LLC’s and Metlife Property, LLC’s Interests	6,701,651

MEMBERS’ DEFICIT — March 31, 2012	$(744,987)

See notes to combined financial statements.

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METSUN TWO POOL TWO, LLC, METSUN THREE LOUISVILLE KY SENIOR

LIVING, LLC AND METSUN THREE LOMBARD IL SENIOR LIVING, LLC

COMBINED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED MARCH 31, 2012 AND 2011 (UNAUDITED)

	2012	2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$309,114	$(2,030,649)
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
Depreciation	982,190	980,609
Amortization of debt discount	74,693	—
Amortization of financing costs	61,626	114,928
Provision for bad debts	59,579	7,353
Changes in assets and liabilities:
Accounts receivable	(95,558)	89,795
Prepaid expenses and other assets	(3,552)	1,552
Accounts payable and accrued expenses	242,237	265,354
Accrued interest	(1,433)	990,952
Payable to affiliates — net	(1,731,295)	575,463
Security and reservation deposits	800	(50,000)
Deferred revenue	(96,474)	229,068

Net cash (used in) provided by operating activities	(198,073)	1,174,425

CASH FLOWS FROM INVESTING ACTIVITIES:
Development and purchase of property and equipment	(6,881)	214
Change in restricted cash	(256,435)	(86,388)

Net cash used in investing activities	(263,316)	(86,174)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from notes payable	196,466	467,315
Repayments of notes payable	(388,986)	—

Net cash (used in) provided by financing activities	(192,520)	467,315

NET (DECREASE) INCREASE IN CASH AND
CASH EQUIVALENTS	(653,909)	1,555,566

CASH AND CASH EQUIVALENTS — Beginning of year	1,304,751	3,115,936

CASH AND CASH EQUIVALENTS — End of period	$650,842	$4,671,502

(continued)

F–10

METSUN TWO POOL TWO, LLC, METSUN THREE LOUISVILLE KY SENIOR

LIVING, LLC AND METSUN THREE LOMBARD IL SENIOR LIVING, LLC

COMBINED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED MARCH 31, 2012 AND 2011 (UNAUDITED)

	2012	2011

SUPPLEMENAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest	$728,341	$325,114

SUPPLEMENAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING INFORMATION:
Step-up in basis for acquisition of MetLife LLC’s and MetLife Properties, LLC’s interests	$6,701,651	$—

Assumption of loan payable	$118,170,394	$—

F–11

METSUN TWO POOL TWO, LLC, METSUN THREE LOUISVILLE KY SENIOR

LIVING, LLC AND METSUN THREE LOMBARD IL SENIOR LIVING, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS AS OF MARCH 31, 2012 AND

AND FOR THE THREE MONTHS ENDED MARCH 31, 2012 AND 2011 (UNAUDITED)

1.	ORGANIZATION AND PRESENTATION

Our accompanying unaudited combined financial statements include all normal recurring adjustments, which are, in the opinion of management, necessary for a fair presentation of the results for the three months ended March 31, 2012 and 2011. Certain information and disclosures normally included in the financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) have been condensed or omitted. These combined financial statements should be read together with our audited combined financial statements and notes thereto for the year ended December 31, 2011 included in this Form 8-K/A. Operating results for the three months ended March 31, 2012 are not necessarily indicative of the results that may be expected for the year ending December 31, 2012.

MetSun Two Pool Two, LLC (“Pool Two”), MetSun Three Louisville KY Senior Living, LLC and MetSun Three Lombard IL Senior Living, LLC (collectively “Pool One”), referred herein collectively as the “Companies” were formed under the laws of the State of Delaware on July 19, 2007, December 7, 2007 and December 7, 2007, respectively. The Companies were organized to invest in entities created for the purpose of acquiring, developing, owning, managing, and disposing of assisted living and/or independent living facilities (the “Facilities”).

As of December 31, 2011, Pool Two was an entity 100% owned by Master MetSun Two, LP (“MetSun II”). MetSun II was formed among Master MetSun Two GP, LLC, a Delaware limited liability company, as the general partner, and Sunrise Senior Living Investments, Inc., a Virginia corporation (“Sunrise LP”), and Metropolitan Connecticut Properties Ventures, LLC, a Delaware limited liability company (“MetLife LLC”), as limited partners. The two entities comprising Pool One are 100% indirectly owned each by Master MetSun Three, LP, (“MetSun III”). MetSun III was formed among Master MetSun Three, GP, LLC, (collectively with Master MetSun Two GP, LLC “Sunrise GP”), as the general partner, and Sunrise LP, and MetLife Property Ventures, LLC, a Delaware limited liability company (“MetLife Property LLC”) as limited partners. Sunrise LP, Sunrise GP, MetLife LLC and MetLife Property LLC are collectively referred to as “the Partners”. These financial statements do not include MetSun Three Dublin OH Senior Living, LLC which is also 100% indirectly owned by MetSun III and is comprised of a land parcel only.

Sunrise LP and Sunrise GP (collectively, “SSLII”) are wholly owned subsidiaries of Sunrise Senior Living, Inc. (“SSLI”) and hold a 19% and 1% partnership interest, respectively in each MetSun II and MetSun III. MetLife LLC and MetLife Property LLC each hold an 80% partnership interest in MetSun II and MetSun III, respectively.

The Companies wholly owned the following five single-purpose limited liability companies (collectively, the “Operator Entities”):

Operator Entity	Location	Date Opened

MetSun Two Gilbert AZ Senior Living, LLC	Gilbert, AZ	October 2008
MetSun Two Metairie LA Senior Living, LLC	Metairie, LA	January 2009
MetSun Two Baton Rouge LA Senior Living, LLC	Baton Rouge, LA	May 2009
MetSun Three Louisville KY Senior Living, LLC	Louisville, KY	October 2009
MetSun Three Lombard IL Senior Living, LLC	Lombard, IL	June 2009

The Operator Entities have entered into pooling arrangements in which the terms and conditions of the management agreements and development agreements are considered at a combined level.

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Senior living services include a residence, meals, and nonmedical assistance to elderly residents for a monthly fee. The Facilities’ services are generally not covered by health insurance, and, therefore, monthly fees are generally payable by the residents, their family, or another responsible party.

On March 7, 2012, the Companies entered into a Transfer Agreement with MetLife Property LLC and MetLife LLC to transfer the Pool Two and Pool One interests, respectively, from the Partners to Sun IV LLC, which is wholly owned by SSLII. Pool One and Pool Two operating entities included in the transfer agreement are MetSun Two Gilbert AZ Senior Living, LLC, MetSun Two Metairie LA Senior Living, LLC, MetSun Two Baton Rouge LA Senior Living, LLC, MetSun Three Louisville KY Senior Living, LLC, and MetSun Three Lombard IL Senior Living, LLC (the “Transferred Entities”).

In March 2012, the Companies transferred their interest in the five Operating Entities above to be 100% owned by Sun IV, LLC, for no cash consideration. On June 29, 2012, SSLII contributed its ownership interest in the Companies and two other senior living facilities to a new venture with CNL Healthcare Trust, Inc., through its wholly owned subsidiary CHT SL IV Holding, LLC (“CHT”). CHT owns approximately 55% interest in the new venture and SSLII’s owns approximately 45% (see Note 4).

2.	ACQUISITION OF METLIFE, LLC’S AND METLIFE PROPERTY, LLC’S INTEREST

SSLII accounted for its acquisition of MetLife, LLC’s and Metlife Property, LLC’s ownership interest as a business combination which requires the assets acquired and liabilities assumed be recognized at their estimated fair values as of the acquisition date. Given the Companies continued as separate reporting entities, the Companies applied push down accounting and adjusted the assets and liabilities to their fair values as of the date of the acquisition in the consolidated financial statements of the Companies. Transaction costs are expensed as incurred. Pursuant to the transfer agreement, SSLII purchased the MetLife, LLC’s and Metlife Property, LLC’s interest for no consideration.

The following table summarizes the recording, at fair value, of the assets and liabilities as of the date of acquisition, March 20, 2012:

Land and land improvements	$17,892,776
Building and building improvements	96,918,943
Furniture, fixtures, and equipment	4,242,086
Resident lease intangibles	606,508
Other assets	2,388,839
Loan payable	(118,170,394)
Other liabilities	(4,204,455)

Net assets acquired	(325,697)
Gain recorded by SSLII for fair value of pre-existing equity interest from a business combination	325,697

Total cash consideration	$—

The estimated fair value of the real estate assets at acquisition was approximately $119,053,805. To determine the fair value of the real estate, the Company examined various data points including (i) transactions with similar assets in similar markets and (ii) independent appraisals of the acquired assets. As of the acquisition date, the fair value of working capital approximated its carrying value.

The resident lease intangible of $606,508 represents opportunity costs associated with lost rentals. Based on management’s historical experience, the Company determined one month’s operating revenues less operating expenses approximates the value of these opportunity costs.

The estimated fair value of the assumed debt at acquisition was approximately $118,170,394. The fair value of the debt was estimated based on current rates offered for debt with the same remaining maturities and comparable collateralizing assets. See note 3 for more debt details.

At the time of the closing of the transaction, $1,202,591 of subordinated management fees were forgiven by SSLII and are recorded as Other income in the combined statement of operations.

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3.	NOTES PAYABLE

The Companies have entered into separate loan agreements for five of its Facilities. The loans are secured by the Facilities. The loans are held by two lenders, M&T and Capmark. The loans are interest only and bear interest at fixed or variable rates tied to the London Interbank Offered Rate (“LIBOR”) as disclosed in the table below. The LIBOR rate was 0.24% and 0.28% as of March 31, 2012 and December 31, 2011, respectively. The Capmark loans are subject to a LIBOR floor of 2.50%.

A summary of the loan terms and balances as of March 31, 2012 (unaudited) and December 31, 2011 are as follows:

						Loan Balance	Loan Balance
		Interest		Maturity	Loan	as of	as of
Facilities	Lender	Rate		Date	Commitment	March 31, 2012	December 31, 2011

MetSun Two Gilbert AZ	M&T	5%		January 6, 2013	$33,193,711	$30,924,268	$31,116,796
MetSun Two Metirie LA	M&T	5%		January 6, 2013	18,348,514	15,976,920	16,076,390
MetSun Two Baton Rouge LA	M&T	5%		January 6, 2013	18,018,177	15,577,064	15,674,043
MetSun Three Lombard IL	Capmark	6.5	% (a)	October 1, 2012	42,460,710	39,078,665	38,882,200
MetSun Three Louisville KY	Capmark	6.5	% (a)	October 1, 2012	18,450,377	18,110,637	18,110,637

(a) LIBOR + 4.0% with a base rate of 2.5%					$130,471,489	$119,667,554	$119,860,066

In 2012, the Company recorded these loans at their estimated fair value on date of the acquisition (see Note 2). The fair value was estimated at $118,170,394. The difference of $1,497,162 between the outstanding principal of $119,667,556 as of the date of the acquisition and the fair value is recorded as a discount to the loan on the accompanying combined balance sheet. The discount is amortized using the effective interest method over the term of the loan. For the three months ended March 31, 2012, amortization was $74,693 and is included in interest expense in the accompanying combined financial statements.

As of March 31, 2012, the outstanding principal amount of the loan was $119,667,556 with an unamortized discount of $1,422,470.

The Companies are subject to certain debt service and other financial covenants pursuant to their loan agreements. Upon an event of default, the lenders have remedies ranging from a written waiver of default to acceleration of the debt obligation.

Pool Two entered into three loan commitments with M&T for MetSun Two Gilbert AZ, MetSun Two Metairie LA, and MetSun Two Baton Rouge LA in which the loans are cross-collateralized and cross-defaulted. Under the loan covenants for the M&T loans, Pool Two is required to maintain certain occupancy levels and debt service coverage ratios (“DSCR”), and SSLI is required to maintain certain financial conditions. The required occupancy levels and DSCR vary based on the number of months each Facility is open. On October 20, 2011, Pool Two Facilities and M&T signed a forbearance agreement which extends the loans through January 6, 2013. The loans are still in default, however, no actions will be taken by M&T under the new forbearance agreement until January 6, 2013 or an additional event of default occurs. Default interest of $981,712 is accrued until the loans are paid. M&T waives its rights to collect all late charges and default interest if no event of default takes place at the retirement date. The loans with M&T will bear interest of 5%. If the Pool Two Facilities experience a cash shortfall, they are required to pay interest at 3% and the remaining interest will be added to the loan. In addition, monthly cash in the operating accounts in excess of $750,000 will be swept by M&T into a collateral account. The amount is then used to pay down principal loan balances.

Pool One entered into two loan commitments with Capmark for MetSun Three Lombard IL and MetSun Three Louisville KY in which the loans are cross-collateralized and cross-defaulted. Under the Capmark loans, upon reaching stabilization, defined as achievement of an 80% occupancy rate maintained for a consecutive 90-day period, or the projected stabilization date, the loans on each Facility are subject to two required DSCR. The first DSCR is calculated using actual management fees for the period wherein a ratio of earnings before the deduction of interest, taxes, depreciation and amortization (“EBITDA”) to principal and interest payments for the period of 1.10:1.00 is required, and the second DSCR is calculated using Assumed Management Fees, as defined in the agreements, for the period, wherein a ratio of EBITDA to principal and interest payments for the period of 1.25:1.00 is required. Pool One was not subject to the DSCR testing until September 30, 2012. The covenants also require

F–14

certain financial requirements of SSLI to be met which include a minimum net worth and fixed charge coverage ratio. On December 31, 2010, Pool One failed its requirements related to the financial condition of SSLI. In September 2011, Pool One exercised the first one year extension option through October 1, 2012. At March 31, 2012 and December 31, 2011, Pool One was in compliance with the financial covenants.

On June 29, 2012, the Companies obtained a new mortgage for $70,000,000, with a maturity date of March 5, 2019 and as part of the restructuring of the Companies and two other facilities, the loan was cross-collateralized and cross-defaulted with the loans on the other two facilities (see Note 4).

4.	SUBSEQUENT EVENT

On June 29, 2012, SSLII and CHT completed the formation of a new venture, CHTSun Partners IV, LLC (“CHTSun IV”). Pursuant to the terms of the transaction, SSLII contributed its ownership interest in two senior living facilities and the Companies along with its share of transaction and closing costs to the venture. CHT contributed approximately $57,000,000 along with its share of transaction and closing costs to the venture. The venture is owned approximately 55% by CHT and approximately 45% by SSLII. In connection with the transaction, SSLII received a distribution of $5,000,000.

Prior to and as a condition of closing, SSLII and CHT obtained new financing for five of the facilities and modified the existing financing $70,000,000 for the Companies and $55,000,000 for two of the other facilities (see Note 2).

As of the closing, CHTSun IV wholly owns the facilities, which will continue to be managed by SSLMI under new management agreements that provide for a management fee of six percent of community revenues. The venture agreement provides for SSLII and CHT’s respective rights and obligations in the venture, including SSLII’s right, at its option, to purchase CHT’s interest in the venture, subject to certain restrictions and conditions.

On August 22, 2012, SSLI and Health Care REIT, Inc. (“HCN”) entered into an agreement for HCN to acquire all of the outstanding common stock of SSLI for $14.50 per share in an all-cash transaction. The transaction is not subject to any financing contingency, but still requires regulatory and Sunrise shareholder approval.

The Companies reviewed subsequent events through September 12, 2012, the date the combined financial statements were issued.

******

F–15

COMBINED FINANCIAL STATEMENTS

MetSun Two Pool Two, LLC, MetSun Three Louisville KY

Senior Living, LLC and MetSun Three Lombard IL Senior

Living, LLC

As of December 31, 2011 and 2010 and for the

Years Ended December 31, 2011, 2010 and 2009

With Report of Independent Auditors

F–16

METSUN TWO POOL TWO, LLC, METSUN THREE LOUISVILLE KY SENIOR LIVING,

LLC AND METSUN THREE LOMBARD IL SENIOR LIVING, LLC

Page

REPORT OF INDEPENDENT AUDITORS	F–18

COMBINED FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 AND 2010 AND FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009:

Combined Balance Sheets	F–19

Combined Statements of Operations	F–20

Combined Statements of Changes in Members’ (Deficit) Equity	F–21

Combined Statements of Cash Flows	F–22

Notes to Combined Financial Statements	F–24

F–17

Report of Independent Auditors

To the Members of

MetSun Two Pool Two, LLC, MetSun Three Louisville KY Senior

    Living, LLC and MetSun Three Lombard IL Senior Living, LLC

We have audited the accompanying combined balance sheets of MetSun Two Pool Two, LLC, MetSun Three Louisville KY Senior Living, LLC and MetSun Three Lombard IL Senior Living, LLC (the “Companies”) as of December 31, 2011 and 2010, and the related combined statements of operations, changes in members’ (deficit) equity, and cash flows for the three years in the period ended December 31, 2011. These combined financial statements are the responsibility of the Companies’ management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Companies’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Companies’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of the Companies at December 31, 2011 and 2010, and the combined results of their operations and their cash flows for the three years in the period ended December 31, 2011 in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

McLean, Virginia

August 30, 2012

F–18

METSUN TWO POOL TWO, LLC, METSUN THREE LOUISVILLE KY SENIOR

LIVING, LLC AND METSUN THREE LOMBARD IL SENIOR LIVING, LLC

COMBINED BALANCE SHEETS

AS OF DECEMBER 31, 2011 AND 2010

	2011	2010

ASSETS

PROPERTY AND EQUIPMENT:
Land and land improvements	$16,691,056	$16,691,056
Building and building improvements	100,106,766	100,104,366
Furniture, fixtures, and equipment	7,149,416	7,073,180
Construction in progress	11,770	—

Total property and equipment	123,959,008	123,868,602

Less accumulated depreciation	(6,623,632)	(2,702,735)

Property and equipment — net	117,335,376	121,165,867

CASH AND CASH EQUIVALENTS	1,304,751	3,115,936

RESTRICTED CASH	867,896	303,587

ACCOUNTS RECEIVABLE — Net of allowance for doubtful accounts of $62,548 and $30,477 in 2011 and 2010, respectively	193,086	108,642

PREPAID EXPENSES AND OTHER ASSETS	86,537	104,630

DEFERRED FINANCING COSTS — Net of accumulated amortization of $76,561 and $2,684,074 in 2011 and 2010, respectively	196,097	344,784

TOTAL	$119,983,743	$125,143,446

LIABILITIES AND MEMBERS’ DEFICIT

LIABILITIES:
Notes payable	$119,860,066	$121,534,644
Accounts payable and accrued expenses	1,186,773	1,379,538
Payable to affiliates — net	3,632,030	2,753,822
Security and reservation deposits	8,200	64,334
Accrued interest	1,568,266	1,000,698
Deferred revenue	1,484,160	871,135

Total liabilities	127,739,495	127,604,171

MEMBERS’ DEFICIT	(7,755,752)	(2,460,725)

TOTAL	$119,983,743	$125,143,446

See notes to combined financial statements.

F–19

METSUN TWO POOL TWO, LLC, METSUN THREE LOUISVILLE KY SENIOR

LIVING, LLC AND METSUN THREE LOMBARD IL SENIOR LIVING, LLC

COMBINED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

	2011	2010	2009

OPERATING REVENUE:
Resident fees	$25,142,080	$17,760,261	$7,287,892
Other income	256,072	128,649	56,437

Total operating revenue	25,398,152	17,888,910	7,344,329

OPERATING EXPENSES:
Labor	10,916,576	8,852,373	5,170,966
Depreciation	3,920,899	4,015,694	2,942,832
General and administrative	1,947,770	1,553,731	898,547
Management fees to affiliate	1,823,174	1,612,151	1,049,444
Food	1,048,237	771,140	348,858
Insurance	954,533	715,296	606,561
Utilities	788,517	768,156	471,740
Taxes and license fees	688,146	827,505	498,172
Repairs and maintenance	577,735	437,325	119,124
Advertising and marketing	566,844	559,012	3,524,487
Ancillary expenses	212,006	162,672	43,863
Bad debt	61,244	35,086	538
Impairment (Note 2)	—	2,210,672	20,061,534

Total operating expenses	23,505,681	22,520,813	35,736,666

INCOME (LOSS) FROM OPERATIONS	1,892,471	(4,631,903)	(28,392,337)

OTHER EXPENSE:
Amortization of financing costs	421,345	878,984	653,988
Interest expense	6,766,153	4,995,450	2,448,460

Total other expense	7,187,498	5,874,434	3,102,448

NET LOSS	$(5,295,027)	$(10,506,337)	$(31,494,785)

See notes to combined financial statements.

F–20

METSUN TWO POOL TWO, LLC, METSUN THREE LOUISVILLE KY SENIOR

LIVING, LLC AND METSUN THREE LOMBARD IL SENIOR LIVING, LLC

COMBINED STATEMENTS OF CHANGES IN MEMBERS’ (DEFICIT) EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

MEMBERS’ EQUITY — January 1, 2009	$39,540,397

Net loss	(31,494,785)

MEMBERS’ EQUITY — December 31, 2009	$8,045,612

Net loss	(10,506,337)

MEMBERS’ (DEFICIT) — December 31, 2010	$(2,460,725)

Net loss	(5,295,027)

MEMBERS’ (DEFICIT) — December 31, 2011	$(7,755,752)

See notes to combined financial statements.

F–21

METSUN TWO POOL TWO, LLC, METSUN THREE LOUISVILLE KY SENIOR

LIVING, LLC AND METSUN THREE LOMBARD IL SENIOR LIVING, LLC

COMBINED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

	2011	2010	2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(5,295,027)	$(10,506,337)	$(31,494,785)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	3,920,899	4,015,694	2,942,832
Impairment	—	2,210,672	20,061,534
Amortization of financing costs	421,345	878,984	653,988
Provision for bad debts	61,244	35,086	538
Changes in assets and liabilities:
Accounts receivable	(145,688)	(59,241)	(45,848)
Prepaid expenses and other assets	18,093	18,600	(120,800)
Accounts payable and accrued expenses	(198,234)	234,549	266,313
Accrued interest	567,568	584,129	254,765
Payable to affiliates — net	878,208	(2,137,015)	(2,794,426)
Security and reservation deposits	(56,134)	27,635	16,199
Deferred revenue	613,025	245,029	390,346

Net cash provided by (used in) operating activities	785,299	(4,452,215)	(9,869,344)

CASH FLOWS FROM INVESTING ACTIVITIES:
Development and purchase of property and equipment	(84,939)	(182,103)	(37,485,416)
Change in restricted cash	(564,309)	(197,829)	297,830

Net cash used in investing activities	(649,248)	(379,932)	(37,187,586)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payment of financing costs	(272,658)	—	—
Proceeds from notes payable	1,271,312	6,477,191	46,257,869
Repayments of notes payable	(2,945,890)	—	—

Net cash (used in) provided by financing activities	(1,947,236)	6,477,191	46,257,869

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(1,811,185)	1,645,044	(799,061)

CASH AND CASH EQUIVALENTS — Beginning of year	3,115,936	1,470,892	2,269,953

CASH AND CASH EQUIVALENTS — End of year	$1,304,751	$3,115,936	$1,470,892

See notes to combined financial statements.

F–22

METSUN TWO POOL TWO, METSUN THREE LOUISVILLE KY SENIOR

LIVING, LLC AND METSUN THREE LOMBARD IL SENIOR LIVING, LLC

COMBINED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

	2011	2010	2009

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION — Cash paid for interest, net of amounts capitalized	$2,520,760	$1,061,105	$939,042

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING
Accrued capital expenditures and construction costs payable	$5,469	$422	$139,998

Amortization of financing fees capitalized on development properties	$—	$—	$266,015

See notes to combined financial statements.

F–23

METSUN TWO POOL TWO, LLC, METSUN THREE LOUISVILLE KY SENIOR

LIVING, LLC AND METSUN THREE LOMBARD IL SENIOR LIVING, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 AND 2010

AND FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

1.	ORGANIZATION AND PRESENTATION

Organization — MetSun Two Pool Two, LLC (“Pool Two”), MetSun Three Louisville KY Senior Living, LLC and MetSun Three Lombard IL Senior Living, LLC (collectively “Pool One”), referred herein collectively as the “Companies” were formed under the laws of the State of Delaware on July 19, 2007, December 7, 2007 and December 7, 2007, respectively. The Companies were organized to invest in entities created for the purpose of acquiring, developing, owning, managing, and disposing of assisted living and/or independent living facilities (the “Facilities”).

As of December 31, 2011, Pool Two was an entity 100% owned by Master MetSun Two, LP (“MetSun II”). MetSun II was formed among Master MetSun Two GP, LLC, a Delaware limited liability company, as the general partner, and Sunrise Senior Living Investments, Inc., a Virginia corporation (“Sunrise LP”), and Metropolitan Connecticut Properties Ventures, LLC, a Delaware limited liability company (“MetLife LLC”), as limited partners. The two entities comprising Pool One are 100% indirectly owned each by Master MetSun Three, LP, (“MetSun III”). MetSun III was formed among Master MetSun Three, GP, LLC, (collectively with Master MetSun Two GP, LLC “Sunrise GP”), as the general partner, and Sunrise LP, and MetLife Property Ventures, LLC, a Delaware limited liability company (“MetLife Property LLC”) as limited partners. Sunrise LP, Sunrise GP, MetLife LLC and MetLife Property LLC are collectively referred to as “the Partners”. These financial statements do not include MetSun Three Dublin OH Senior Living, LLC which is also 100% indirectly owned by MetSun III and is comprised of a land parcel only.

Sunrise LP and Sunrise GP (collectively, “SSLII”) are wholly owned subsidiaries of Sunrise Senior Living, Inc. (“SSLI”) and hold a 19% and 1% partnership interest, respectively in each MetSun II and MetSun III. MetLife LLC and MetLife Property LLC each holds an 80% partnership interest in MetSun II and MetSun III, respectively.

At December 31, 2011, the Companies wholly owned the following five single-purpose limited liability companies (collectively, the “Operator Entities”):

Operator Entity	Location	Date Opened

MetSun Two Gilbert AZ Senior Living, LLC	Gilbert, AZ	October 2008
MetSun Two Metairie LA Senior Living, LLC	Metairie, LA	January 2009
MetSun Two Baton Rouge LA Senior Living, LLC	Baton Rouge, LA	May 2009
MetSun Three Louisville KY Senior Living, LLC	Louisville, KY	October 2009
MetSun Three Lombard IL Senior Living, LLC	Lombard, IL	June 2009

The Operator Entities have entered into pooling arrangements in which the terms and conditions of the management agreements and development agreements are considered at a combined level.

Senior living services include a residence, meals, and nonmedical assistance to elderly residents for a monthly fee. The Facilities’ services are generally not covered by health insurance, and, therefore, monthly fees are generally payable by the residents, their family, or another responsible party.

In March 2012, the Companies transferred their interest in the five Operating Entities above to be 100% owned by Sun IV, LLC. On June 29, 2012, SSLII contributed its ownership interest in the Companies and two other senior living facilities to a new venture with CNL Healthcare Trust, Inc., through its wholly owned subsidiary CHT SL IV Holding, LLC (“CHT”). CHT owns approximately 55% interest in the new venture and SSLII’s owns approximately 45% (see Note 6).

F–24

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting — The accompanying combined financial statements include the combined accounts of Pool Two and Pool One after elimination of all intercompany accounts and transactions. The financial results of Pool Two and Pool One have been combined to reflect the combined property results of the five Facilities which are under the common ownership and control of MetLife LLC, MetLife Property LLC and SSLII. The Companies reviewed subsequent events through August 30, 2012, the date the combined financial statements were issued.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. Significant estimates and assumptions have been made with respect to the useful lives of assets, recoverability of investments in property and equipment, recoverable amounts of receivables, amortization periods of deferred costs, and the fair value of financial instruments. Actual results could differ from those estimates.

Property and Equipment — Property and equipment are recorded at cost. Maintenance and repairs are charged to expense as incurred. The Companies capitalize property taxes, insurance, and interest during construction to the extent such assets qualify for capitalization. Interest is capitalized during the period of construction based upon actual interest on borrowings incurred on the specific construction loans for each facility. Interest and other carrying costs are capitalized until the construction is completed and the facility is ready for its intended use. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, as follows:

Land improvements	15 years
Building and improvements	10-40 years
Furniture, fixtrues, and equipment	3-10 years

Property and equipment are reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Impairment is recognized when the asset’s undiscounted expected cash flows are not sufficient to recover its carrying amount. The Companies measure an impairment loss by comparing the fair value of the asset to its carrying amount using Level 3 inputs pursuant to the ASC Fair Value Measurements Topic. The Companies determined the fair values using various methods, including estimated cash flow projections discounted at appropriate rates based on available market information. The Pool Two assets were measured for impairment due to the default of the Manufacturers and Traders Trust Companies (“M&T”) loan covenants as discussed in Note 4. Impairment losses were $0, $2,210,672 and $15,135,911 for the years ended December 31, 2011, 2010 and 2009, respectively. The Pool One assets were measured for impairment due to the default with Capmark Bank (“Capmark”) as discussed in Note 4. Impairment losses were $0, $0 and $4,925,623 at December 31, 2011, 2010 and 2009, respectively.

Cash and Cash Equivalents — Cash and cash equivalents include all highly liquid investments with an original maturity of three months or less. Throughout the year, the Companies may have cash balances in excess of federally insured amounts on deposit with various financial institutions.

Restricted Cash — Upon commencement of operations, the Companies established a capital expenditure reserve to cover the cost of replacements and repairs to the Facilities’ furniture, fixtures, and equipment. The required deposit is $300 per unit in year one, $500 per unit in year two, $1,000 per unit in year three, and $1,000 per unit as increased by the greater of 3% or the consumer price index in subsequent years. As a result of the pooling arrangements entered into by the Companies, all amounts in the capital expenditure reserves for the Facilities are considered to be pooled into one account and may be used for any of the Facilities. The balance in the capital reserve account was $597,047 and $303,587, at December 31, 2011 and 2010, respectively.

Pool Two signed a new Forbearance Agreement with M&T on October 20, 2011. The Forbearance Agreement required the establishment of a Tax and Insurance Reserve Escrow with an initial deposit of $389,427. Each month M&T will sweep $66,975 from the operating cash to the Tax and Insurance Escrow to cover future tax payments and reimbursements to SSLI for insurance expenses. The balance in the Tax and Insurance Reserve Escrow was $220,849 at December 31, 2011. The Forbearance Agreement also required an Initial Expense Escrow Deposit to cover expenses incurred by M&T. Pool Two is required to fund the Initial Expense Escrow if the balance falls below $50,000. The balance in the Initial Expense Escrow was $50,000 at December 31, 2011.

F–25

Allowance for Doubtful Accounts — The Companies provide an allowance for doubtful accounts on their outstanding receivables balance based on its collection history and an estimate of uncollectible accounts.

Deferred Financing Costs — Costs incurred in conjunction with obtaining permanent financing for the Companies have been deferred and are amortized using the straight-line method, which approximates the effective interest method, to interest expense over the remaining term of the financing. For the years ended December 31, 2011, 2010 and 2009, amortization was $421,345, $878,984 and $920,003, respectively, of which $0, $0 and $266,015, respectively, was capitalized to building with the remaining $421,345, $878,984 and $653,988 included in amortization of financing costs in the accompanying combined statements of operations, respectively.

Revenue Recognition and Deferred Revenue — Operating revenue consists of resident fee revenue, including resident community fees. Generally, resident community fees approximating 30 to 60 times the daily residence fee are received from residents upon occupancy. Resident community fees are deferred and recognized as income over one year, corresponding to the terms of agreements with residents. The agreements are cancelable by residents with 30 days notice. All other resident fee revenue is recognized when services are rendered. The Companies bill the residents one month in advance of the services being rendered, and therefore, cash payments received for services are recorded as deferred revenue until the services are rendered and the revenue is earned.

Income Taxes — No provision has been made for federal income taxes, as the liability for such taxes, if any, is that of the Members and not the Companies.

ASC 740-10-25, Income Taxes, Overall Recognition describes a comprehensive model for the measurement, recognition, presentation and disclosure of uncertain tax positions in the financial statements. Under the interpretation, the financial statements will reflect expected future tax consequences of such positions presuming the tax authorities have full knowledge of the position and all relevant facts, but without considering time values. The Companies have no uncertain tax position that requires accrual as of December 31, 2011 and 2010.

The statute of limitations for the IRS and states to perform audits on the Companies are three and four years, respectively. The Companies are currently not under an audit by any tax jurisdiction. The statute of limitations for the periods included in the combined financial statements expires on December 31, 2014 and December 31, 2015 for the IRS and states, respectively.

Fair Value Measurement — Fair value is based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In order to increase consistency and comparability in fair value measurements, ASC Fair Value Measurements Topic establishes a fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value into three broad levels. These levels, in order of highest priority to lowest priority, are described below:

Level 1 — Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets or liabilities.

Level 2 — Observable prices that are based on inputs not quoted on active markets, but corroborated by market data.

Level 3 — Unobservable inputs are used when little or no market data is available.

As of December 31, 2011 and 2010, the carrying amounts of certain financial instruments, including cash and cash equivalents, accounts receivable, accounts payable, accrued expenses and other liabilities were representative of their fair values because of the short-term maturity of these instruments.

F–26

3.	TRANSACTIONS WITH AFFILIATES

The Facilities have entered into development agreements with Sunrise Development, Inc. (“SDI”), a wholly owned subsidiary of SSLI, to provide development, design, and construction services for the Facilities. The development fee to be charged by SDI is 5% of budgeted project costs pursuant to the development agreement. Development fees incurred and capitalized into construction in progress were, $0, $0 and $1,352,175 during 2011, 2010 and 2009, respectively.

In the event of a cost overrun at a Facility, SDI may apply any cost savings from any other Facility that has achieved cost finalization against the cost overrun, in accordance with pooling agreements. Upon cost finalization of all Facilities and the netting of any cost savings against cost overruns the Partners are obligated to contribute the necessary funds to cover the aggregate cost overrun, if any.

Each Operator Entity has entered into a preopening and management agreement with Sunrise Senior Living Management, Inc. (“SSLMI”) for management of its Facility. The agreements provide for a preopening service fee equal to 2% of the Facility’s budgeted project cost, as defined. The preopening management fee is earned and paid ratably on a monthly basis until the day immediately prior to the Facility’s opening date. Upon the opening of each Facility, SSLMI receives a monthly management fee equal to the greater of (i) 7% of the gross revenues of the Facility or (ii) $250 multiplied by the number of units in the Facility. SSLMI is also entitled to an incentive management fee equal to 25% of the difference between adjusted net operating income, as defined, and target net income, as defined, not to exceed 0.55% of gross revenues, as defined, in any given year. No incentive management fees were earned during 2011, 2010 and 2009, respectively. Preopening fees incurred were $0, $0 and $512,398 for 2011, 2010 and 2009, respectively and are included in advertising and marketing on the accompanying combined statements of operations. Management fees incurred were $1,823,174, $1,612,151 and $1,049,444 for the years ended December 31, 2011, 2010 and 2009, respectively.

SSLMI shall have the right, but not the obligation, to lend, on a monthly basis, the amount of any operating deficit, as defined and set forth in the management agreements. The operating deficit requirement shall commence on the date on which all working capital reserves have been expended, and shall terminate upon termination of the management contracts. As of December 31, 2011, 2010 and 2009, there were no operating deficit loans made or outstanding.

The Companies receive advances from affiliates that are used for development purposes. These transactions are subject to the right of offset wherein any receivables from the affiliate can be offset by any payables to the affiliates; therefore, the amounts have been presented as payable to affiliates-net in the accompanying combined financial statements. The amounts are non-interest-bearing and due on demand. There were no amounts outstanding at December 31, 2011 and 2010 respectively. Advances by SDI or SSLI to cover cash shortfalls for development, to the extent required, bear interest at the rate of 6% per annum. There was no interest accrued as of December 31, 2011 and 2010, respectively. Payments to SSLMI for direct development costs were $0, $0 and $2,900,000 in 2011, 2010 and 2009, respectively.

The management agreements also provide for reimbursement to SSLMI for all direct costs of operations. These transactions are subject to the right of offset wherein any receivables from the affiliate can be offset by any payables to the affiliate; therefore, the amounts have been presented as payable to affiliates net in the accompanying combined financial statements. The amounts are non-interest-bearing and due on demand. Total payables outstanding were $3,632,030 and $2,753,822 as of December 31, 2011 and 2010, respectively. Payments to SSLMI for direct operating expenses were $16,565,778, $15,177,384 and $7,548,564 at December 31, 2011, 2010 and 2009, respectively. Included in payables to affiliate are subordinate management fees of $1,147,669 and $829,357 at December 31, 2011 and 2010, respectively. Subordinated management fees are management fees earned by SSLMI in excess of 5% of gross revenue less bad debt. With regards to the three communities collateralized under the loan agreement with M&T, SSLMI will be paid the subordinated fees if at the time of payment there has not occurred an event of default under any of the financing documents and the making of such a payment would not result in a default.

The Companies obtain property, workers compensation, professional, general liability and automobile coverage through Sunrise Senior Living Insurance, Inc., an affiliate of SSLI. Related payments totaled $788,582, $674,004 and $554,858 in 2011, 2010 and 2009, respectively.

F–27

4.	NOTES PAYABLE

The Companies have entered into separate loan agreements for five of its Facilities. The loans are secured by the Facilities. The loans are held by two lenders, M&T and Capmark. The loans are interest only and bear interest at fixed or variable rates tied to the London Interbank Offered Rate (“LIBOR”) as disclosed in the table below. The LIBOR rate was 0.28%, 0.26% and 0.23% as of December 31, 2011, 2010 and 2009, respectively. The Capmark loans are subject to a LIBOR floor of 2.50%.

A summary of the loan terms and balances at December 31, 2011 and 2010 are as follows:

						Loan Balance	Loan Balance
		Interest		Maturity	Loan	as of	as of
Facilities	Lender	Rate		Date	Commitment	December 31, 2011	December 31, 2010

MetSun Two Gilbert AZ	M&T	5%		January 6, 2013	$33,193,711	$31,116,796	$32,574,896
MetSun Two Metirie LA	M&T	5%		January 6, 2013	18,348,514	16,076,390	16,829,712
MetSun Two Baton Rouge LA	M&T	5%		January 6, 2013	18,018,177	15,674,043	16,408,512
MetSun Three Lombard IL	Capmark	6.5	% (a)	October 1, 2012	42,460,710	38,882,200	37,821,566
MetSun Three Louisville KY	Capmark	6.5	% (a)	October 1, 2012	18,450,377	18,110,637	17,899,958

(a) LIBOR + 4.0% with a base rate of 2.5%					$130,471,489	$119,860,066	$121,534,644

Principal maturities of notes payable as of December 31, 2011, are as follows:

2012	$56,992,837
2013	62,867,229

$119,860,066

The Companies are subject to certain debt service and other financial covenants pursuant to their loan agreements. Upon an event of default, the lenders have remedies ranging from a written waiver of default to acceleration of the debt obligation.

Pool Two entered into three loan commitments with M&T for MetSun Two Gilbert AZ, MetSun Two Metairie LA, and MetSun Two Baton Rouge LA in which the loans are cross-collateralized and cross-defaulted. Under the loan covenants for the M&T loans, Pool Two is required to maintain certain occupancy levels and debt service coverage ratios (“DSCR”), and SSLI is required to maintain certain financial conditions. The required occupancy levels and DSCR vary based on the number of months each Facility is open. On October 4, 2010, M&T issued a notice of an event of default indicating the notes were due and payable on September 28, 2010 and bear interest at a default rate. Based on the notice of an event of default, Pool Two was required to submit requested information to the lender as of September 30, 2010. Pool Two complied and has no continuing reporting obligation on the required occupancy levels, DSCR and the financial conditions of SSLI. On October 20, 2011, Pool Two Facilities and M&T signed a forbearance agreement which extends the loans through January 6, 2013. As part of the agreement Pool Two paid $2,355,292 which was applied to the principal balance and paid $2,405,833 which was applied to accrued interest. The loans are still in default, however, no actions will be taken by M&T under the new forbearance agreement until January 6, 2013 or an additional event of default occurs. Default interest of $981,712 is accrued until the loans are paid. M&T waives its rights to collect all late charges and default interest if no event of default takes place at the retirement date. The loans with M&T will bear interest of 5%. If the Pool Two Facilities experience a cash shortfall, they are required to pay interest at 3% and the remaining interest will be added to the loan. In addition, monthly cash in the operating accounts in excess of $750,000 will be swept by M&T into a collateral account. The amount is then used to pay down principal loan balances. In 2011, $590,598 was applied to the principal.

F–28

Pool One entered into two loan commitments with Capmark for MetSun Three Lombard IL and MetSun Three Louisville KY in which the loans are cross-collateralized and cross-defaulted. Under the Capmark loans, upon reaching stabilization, defined as achievement of an 80% occupancy rate maintained for a consecutive 90-day period, or the projected stabilization date, the loans on each Facility are subject to two required DSCR. The first DSCR is calculated using actual management fees for the period wherein a ratio of earnings before the deduction of interest, taxes, depreciation and amortization (“EBITDA”) to principal and interest payments for the period of 1.10:1.00 is required, and the second DSCR is calculated using Assumed Management Fees, as defined in the agreements, for the period, wherein a ratio of EBITDA to principal and interest payments for the period of 1.25:1.00 is required. Pool One was not subject to the DSCR testing until June 30, 2011. The covenants also require certain financial requirements of SSLI to be met which include a minimum net worth and fixed charge coverage ratio. On December 31, 2010, Pool One failed its requirements related to the financial condition of SSLI. On July 20, 2011, Pool One entered into the first amendment to the loan agreement waiving all prior defaults which may have occurred including the DSCR, SSLI financial covenants and stabilization requirements. The first amendment changed the timing of the DSCR to commence on September 30, 2012, modified the financial covenants of SSLI, modified the interest rate on the notes and provides for two one year extension options through October 1, 2013. In September 2011, Pool One exercised the first one year extension option through October 1, 2012. At December 31, 2011, Pool One was in compliance with the financial covenants.

The fair value of the Companies’ notes payable has been estimated based on current rates offered for debt with the same remaining maturities and comparable collateralizing assets. Changes in assumptions or methodologies used to make estimates may have a material effect on the estimated fair value. The Companies have applied Level 2 type inputs to determine the estimated fair value of the Companies’ notes payable. The fair value and book value as of December 31, 2011 for the two loan commitments with Capmark was $56,992,837, given the short-term maturity. The fair value of the notes payable for the three Pool Two commitments with M&T as of December 31, 2011 was $62,867,230 based on a market interest rate of 5%.

On June 29, 2012, the Companies obtained a new mortgage for $70,000,000, with a maturity date of March 5, 2019 and as part of the restructuring of the Companies and two other facilities, the loan was cross-collateralized and cross-defaulted with the loans on the other two facilities (see Note 6).

5.	CONTINGENCIES

The Companies are involved in claims and lawsuits incidental to the ordinary course of business. While the outcome of these claims and lawsuits cannot be predicted with certainty, management of the Companies do not believe the ultimate resolution of these matters will have a material adverse effect on the Companies’ combined financial position.

6.	SUBSEQUENT EVENT

On March 7, 2012, the Companies entered into a Transfer Agreement with MetLife Property LLC and MetLife LLC to transfer the Pool Two and Pool One interests, respectively, from the Partners to Sun IV LLC, which is wholly owned by SSLII. Pool One and Pool Two operating entities included in the transfer agreement are MetSun Two Gilbert AZ Senior Living, LLC, MetSun Two Metairie LA Senior Living, LLC, MetSun Two Baton Rouge LA Senior Living, LLC, MetSun Three Louisville KY Senior Living, LLC, and MetSun Three Lombard IL Senior Living, LLC (the “Transferred Entities”).

On March 20, 2012, the Companies transferred its interest in the Transferred Entities for no cash consideration. As a result of the transfer, the operating entities are owned 100% by Sun IV LLC.

On June 29, 2012, SSLII and CHT completed the formation of a new venture, CHTSun Partners IV, LLC (“CHTSun IV”). Pursuant to the terms of the transaction, SSLII contributed its ownership interest in two senior living facilities and the Companies along with its share of transaction and closing costs to the venture. CHT contributed approximately $57,000,000 along with its share of transaction and closing costs to the venture. The venture is owned approximately 55% by CHT and approximately 45% by SSLII. In connection with the transaction, SSLII received a distribution of $5,000,000.

F–29

Prior to and as a condition of closing, SSLII and CHT obtained new financing for five of the facilities and modified the existing financing of $55,000,000 associated with two of the other facilities (see Note 4).

As of the closing, CHTSun IV wholly owns the facilities, which will continue to be managed by SSLMI under new management agreements that provide for a management fee of six percent of community revenues. The venture agreement provides for SSLII and CHT’s respective rights and obligations in the venture, including SSLII’s right, at its option, to purchase CHT’s interest in the venture, subject to certain restrictions and conditions.

On August 22, 2012, SSLI and Health Care REIT, Inc. (“HCN”) entered into an agreement for HCN to acquire all of the outstanding common stock of SSLI for $14.50 per share in an all-cash transaction. The transaction is not subject to any financing contingency, but still requires regulatory and Sunrise shareholder approval.

******

F–30

SUNRISE CONNECTICUT AVENUE ASSISTED LIVING, LLC

BALANCE SHEETS

AS OF MARCH 31, 2012 (UNAUDITED) AND DECEMBER 31, 2011

	March 31, 2012	December 31,
	(Unaudited)	2011
ASSETS

PROPERTY AND EQUIPMENT:
Land and land improvements	$7,519,189	$7,519,189
Building and building improvements	26,701,706	26,701,706
Furniture, fixtures, and equipment	2,235,439	2,068,976

Total property and equipment	36,456,334	36,289,871

Less accumulated depreciation	(4,023,925)	(3,742,329)

Property and equipment — net	32,432,409	32,547,542

RESTRICTED CASH	747,653	—

ACCOUNTS RECEIVABLE — Net of allowance for doubtful accounts of $24,119 and $20,823 in 2012 and 2011, respectively	149,190	161,800

PREPAID EXPENSES AND OTHER ASSETS	11,781	15,165

DEFERRED FINANCING COSTS — Net of accumulated amortization of $7,168 and $91,030 in 2012 and 2011, respectively	594,943	41,392

TOTAL	$33,935,976	$32,765,899

LIABILITIES AND MEMBER’S (DEFICIT) EQUITY

LIABILITIES:
Notes payable	$33,932,000	$27,713,000
Accounts payable and accrued expenses	464,002	317,316
Accrued interest	131,769	116,552
Security and reservation deposits	1,500	—
Deferred revenue	437,268	459,120

Total liabilities	34,966,539	28,605,988

MEMBER’S (DEFICIT) EQUITY	(1,030,563)	4,159,911

TOTAL	$33,935,976	$32,765,899

See notes to financial statements.

F–31

SUNRISE CONNECTICUT AVENUE ASSISTED LIVING, LLC

STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2012 AND 2011 (UNAUDITED)

	2012	2011

OPERATING REVENUE:
Resident fees	$2,968,009	$2,431,038
Other income	23,909	20,813

Total operating revenue	2,991,918	2,451,851

OPERATING EXPENSES:
Labor	1,290,116	986,348
Depreciation	281,596	271,683
Management fees to affiliate	179,515	147,111
General and administrative	140,926	120,367
Utilities	82,200	99,504
Food	79,519	61,303
Insurance	63,998	84,544
Repairs and maintenance	60,287	55,450
Taxes and license fees	50,175	36,576
Ancillary expenses	33,490	27,257
Advertising and marketing	24,734	31,908
Bad debt	936	11,040

Total operating expenses	2,287,492	1,933,091

INCOME FROM OPERATIONS	704,426	518,760

OTHER EXPENSE:
Interest expense	(424,763)	(375,253)

Total other expense	(424,763)	(375,253)

NET INCOME	$279,663	$143,507

See notes to financial statements.

F–32

SUNRISE CONNECTICUT AVENUE ASSISTED LIVING, LLC

STATEMENTS OF CHANGES IN MEMBER’S EQUITY (DEFICIT)

FOR THE THREE MONTHS ENDED MARCH 31, 2012 (UNAUDITED)

MEMBER’S EQUITY — December 31, 2011	$4,159,911

Contributions	2,462,953

Distributions	(7,933,090)

Net income	279,663

MEMBER’S DEFICIT — March 31, 2012	$(1,030,563)

See notes to financial statements.

F–33

SUNRISE CONNECTICUT AVENUE ASSISTED LIVING, LLC

STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED MARCH 31, 2012 AND 2011 (UNAUDITED)

	2012	2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$279,663	$143,507
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	281,596	271,683
Amortization of financing costs	48,560	29,493
Provision for bad debts	936	11,040
Changes in assets and liabilities:
Accounts receivable	11,675	44,685
Prepaid expenses and other assets	3,384	6,370
Accounts payable and accrued expenses	146,686	31,938
Accrued interest	15,217	(4,435)
Security and reservation deposits	1,500	—
Deferred revenue	(21,852)	124,165

Net cash provided by operating activities	767,365	658,446

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(166,464)	(16,888)
Restricted cash	(747,653)	—

Net cash used in investing activities	(914,117)	(16,888)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payment of financing costs	(602,111)	(74,190)
Borrowings (repayments) of notes payable	6,219,000	(1,099,000)
Contributions	2,462,953	3,188,988
Distributions	(7,933,090)	(2,657,356)

Net cash provided by (used in) financing activities	146,752	(641,558)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—

CASH AND CASH EQUIVALENTS — Beginning of year	—	—

CASH AND CASH EQUIVALENTS — End of period	$—	$—

See notes to financial statements.

F–34

SUNRISE CONNECTICUT AVENUE ASSISTED LIVING, LLC

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2012 AND FOR THE THREE MONTHS

ENDING MARCH 31, 2012 AND 2011 (UNAUDITED)

1.	ORGANIZATION

Our accompanying unaudited financial statements include all normal recurring adjustments, which are, in the opinion of management, necessary for a fair presentation of the results for the three months ended March 31, 2012 and 2011. Certain information and disclosures normally included in the financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) have been condensed or omitted. These financial statements should be read together with our audited financial statements and notes thereto for the year ended December 31, 2011 included in this Form 8-K/A. Operating results for the three months ended March 31, 2012 are not necessarily indicative of the results that may be expected for the year ending December 31, 2012.

Sunrise Connecticut Avenue Assisted Living, LLC (“the Company”) was formed under the laws of the State of Virginia on May 11, 1999 by Kulea LLC and Sunrise Senior Living Investments, Inc. (“SSLII”) where each held a 50% interest. On April 30, 2002, the Operating Agreement was amended to add Lucy Webb Hayes National Training School for Deaconesses and Missionaries d/b/a Sibley Memorial Hospital (“Sibley”) as a member in the Company with a 40% interest reducing SSLII’s interest to 10%. On August 27, 2007, SSLII purchased Sibley and Kulea’s interest in the Company. The Company is an assisted living facility and is wholly owned by SSLII, a wholly owned subsidiary of Sunrise Senior Living, Inc. (“SSLI”).

Senior living services include a residence, meals, and nonmedical assistance to elderly residents for a monthly fee. The Facilities’ services are generally not covered by health insurance, and, therefore, monthly fees are generally payable by the residents, their family, or another responsible party.

On June 29, 2012, SSLII contributed its ownership interest in the Company and six other senior living facilities to a new venture with CNL Healthcare Trust Inc., through its wholly owned subsidiary CHT SL IV Holding, LLC (“CHT”). CHT owns approximately 55% interest in the new venture and SSLII owns approximately 45% (see Note 3).

2.	NOTES PAYABLE

A summary of the loan terms and balances as of March 31, 2012 (unaudited) and December 31, 2011, are as follows:

Loan Tranche	Interest Rate	Maturity Date	Loan Balance as of March 31, 2012	Loan Balance as of December 31, 2011
Loan A	LIBOR + 4.5	March 5, 2019	$—	$17,713,000
Loan B	LIBOR + 5.0	March 5, 2019	—	10,000,000
Prudential	4.66%	March 5, 2019	33,932,000	—

			$33,932,000	$27,713,000

On August 28, 2007, the Company entered into loan agreements with Chevy Chase Bank, F.S.B. (“Chevy Chase”) and MB Financial Bank, N.A. (“MB Financial”) for Deed of Trust Note A (“Loan A”) and Deed of Trust Note B (“Loan B”). The loans are secured by the Facility. The loans bear interest at variable rates tied to the London Interbank Offered Rate (“LIBOR”) as discussed in the table below. The LIBOR rates were 0.24% and 0.29% as of March 31, 2012 and December 31, 2011, respectively.

On February 28, 2012, the Company and one other facility entered into a new loan agreement with The Prudential Insurance Company of America (“Prudential”) and the proceeds in part, were used to repay Loan A and Loan B described above. The loans are secured by the facilities and are cross-collateralized and cross-defaulted. The Company’s loan amount of $33,932,000 and the other facility’s loan amount of $21,068,000 bear interest at a fixed rate of 4.66% per annum and mature on March 5, 2019. Six monthly installments of interest-only payments are required under this loan commencing on April 5, 2012 and concluding on September 5, 2012. Thereafter, principal and interest shall be paid in 78 monthly installments until maturity.

F–35

The Company is subject to certain debt service and other financial covenants pursuant to its loan agreements described above. Upon an event of default, the lender has remedies ranging from a written waiver of default to acceleration of the debt obligation.

As of March 31, 2012 and December 31, 2011, the Company was in compliance with all financial and non-financial covenants.

On June 29, 2012, the Company and Prudential amended and restated the loan and as part of the restructuring of the Company and six other facilities, the loan was cross-collateralized and cross-defaulted with the six other facilities (see Note 3).

3.	SUBSEQUENT EVENTS

On June 29, 2012, SSLII contributed its ownership interest in the Company and six other senior living facilities to a new venture with CNL Healthcare Trust Inc., through its wholly owned subsidiary CHTSun Partners IV, LLC (“CHTSun IV”). SSLII owns approximately 45% interest in the new venture and CHT owns approximately 55%. CHT contributed approximately $57,000,000 along with its share of transactions and closing costs to the venture. In connection with the transaction, SSLII received a distribution of $5,000,000.

Prior to and as a condition to closing, SSLII and CHT obtained new financing for five of the facilities and modified the existing financing of $55,000,000 for the Company and one of the other facilities (see Note 2).

As of the closing, CHTSun IV wholly owns the facilities, which will continue to be managed by SSLMI under new management agreements that provide for a management fee of six percent of community revenues. The venture agreement provides for SSLII and CHT’s respective rights and obligations in the venture, including SSLII’s right, at its option, to purchase CHT’s interest in the venture, subject to certain restrictions and conditions.

On August 22, 2012, SSLI and Health Care REIT, Inc. (“HCN”) entered into an agreement for HCN to acquire all of the outstanding common stock of SSLI for $14.50 per share in an all-cash transaction. The transaction is not subject to any financing contingency, but still requires regulatory and Sunrise shareholder approval.

The Company reviewed subsequent events through September 12, 2012, the date the financial statements were issued.

* * * * * *

F–36

FINANCIAL STATEMENTS Sunrise Connecticut Avenue Assisted Living, LLC As of December 31, 2011 and 2010 and for the Years Ended December 31, 2011, 2010 and 2009 With Report of Independent Auditors

F–37

SUNRISE CONNECTICUT AVENUE ASSISTED LIVING, LLC

F–38

Report of Independent Auditors

To the Member of

Sunrise Connecticut Avenue Assisted Living, LLC

We have audited the accompanying balance sheets of Sunrise Connecticut Avenue Assisted Living, LLC (the “Company”) as of December 31, 2011 and 2010, and the related statements of operations, changes in member’s equity (deficit), and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sunrise Connecticut Avenue Assisted Living, LLC at December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011 in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

McLean, Virginia

August 30, 2012

F–39

SUNRISE CONNECTICUT AVENUE ASSISTED LIVING, LLC

BALANCE SHEETS

AS OF DECEMBER 31, 2011 AND 2010

	2011	2010

ASSETS

PROPERTY AND EQUIPMENT:
Land and land improvements	$7,519,189	$7,519,189
Building and building improvements	26,701,706	26,701,706
Furniture, fixtures, and equipment	2,068,976	1,986,621

Total property and equipment	36,289,871	36,207,516

Less accumulated depreciation	(3,742,329)	(2,650,643)

Property and equipment — net	32,547,542	33,556,873

ACCOUNTS RECEIVABLE — Net of allowance for doubtful accounts of $20,823 and $97,630 in 2011 and 2010, respectively	161,800	215,723

PREPAID EXPENSES AND OTHER ASSETS	15,165	22,939

DEFERRED FINANCING COSTS — Net of accumulated amortization of $91,030 and $1,169,247 in 2011 and 2010, respectively	41,392	71,187

TOTAL	$32,765,899	$33,866,722

LIABILITIES AND MEMBER’S CAPITAL

LIABILITIES:
Notes payable	$27,713,000	$29,109,000
Accounts payable and accrued expenses	317,316	268,751
Accrued interest	116,552	121,943
Security and reservation deposits	—	4,511
Deferred revenue	459,120	435,948

Total liabilities	28,605,988	29,940,153

MEMBER’S CAPITAL	4,159,911	3,926,569

TOTAL	$32,765,899	$33,866,722

See notes to financial statements.

F–40

SUNRISE CONNECTICUT AVENUE ASSISTED LIVING, LLC

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

	2011	2010	2009

OPERATING REVENUE:
Resident fees	$10,597,892	$9,021,536	$8,326,060
Other income	105,852	75,005	53,218

Total operating revenue	10,703,744	9,096,541	8,379,278

OPERATING EXPENSES:
Labor	4,149,624	3,837,776	3,553,393
Depreciation	1,091,685	1,090,516	1,086,654
Management fees to affiliate	642,224	545,792	502,757
General and administrative	516,025	499,190	595,427
Utilities	326,596	353,571	340,509
Food	288,709	277,063	241,846
Insurance	247,458	226,645	262,701
Repairs and maintenance	211,842	212,596	225,318
Advertising and marketing	181,170	157,155	81,343
Bad debt	130,529	117,085	64,946
Taxes and license fees	148,235	145,286	150,374
Ancillary expenses	114,599	109,985	77,113

Total operating expenses	8,048,696	7,572,660	7,182,381

INCOME FROM OPERATIONS	2,655,048	1,523,881	1,196,897

OTHER EXPENSE:
Interest expense	(1,478,054)	(1,696,252)	(1,716,681)

Total other expense	(1,478,054)	(1,696,252)	(1,716,681)

NET INCOME (LOSS)	$1,176,994	$(172,371)	$(519,784)

See notes to financial statements.

F–41

SUNRISE CONNECTICUT AVENUE ASSISTED LIVING, LLC

STATEMENTS OF CHANGES IN MEMBER’S EQUITY (DEFICIT)

FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

MEMBER’S DEFICIT — January 1, 2009	$(4,706,092)

Contributions	12,993,298

Distributions	(8,253,271)

Net loss	(519,784)

MEMBER’S DEFICIT — December 31, 2009	(485,849)

Contributions	13,647,970

Distributions	(9,063,181)

Net loss	(172,371)

MEMBER’S EQUITY — December 31, 2010	3,926,569

Contributions	9,892,894

Distributions	(10,836,546)

Net income	1,176,994

MEMBER’S EQUITY — December 31, 2011	$4,159,911

See notes to financial statements.

F–42

SUNRISE CONNECTICUT AVENUE ASSISTED LIVING, LLC

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

	2011	2010	2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$1,176,994	$(172,371)	$(519,784)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	1,091,685	1,090,516	1,086,654
Amortization of financing costs	103,985	89,755	409,237
Provision for bad debts	130,529	117,085	64,946
Changes in assets and liabilities:
Accounts receivable	(76,606)	(152,368)	(152,218)
Prepaid expenses and other assets	7,775	2,296	(17,984)
Accounts payable and accrued expenses	48,564	5,962	78,945
Accrued interest	(5,391)	(35,244)	32,204
Security and reservation deposits	(4,511)	(1,504)	(1,001)
Deferred revenue	23,172	50,996	(102,247)

Net cash provided by operating activities	2,496,196	995,123	878,752

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(82,354)	(110,810)	(62,331)

Net cash used in investing activities	(82,354)	(110,810)	(62,331)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payment of financing costs	(74,190)	(73,102)	(160,448)
Repayments of notes payable	(1,396,000)	(5,396,000)	(5,396,000)
Contributions	9,892,894	13,647,970	12,993,298
Distributions	(10,836,546)	(9,063,181)	(8,253,271)

Net cash used in financing activities	(2,413,842)	(884,313)	(816,421)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	—	—	—

CASH AND CASH EQUIVALENTS — Beginning of year	—	—	—

CASH AND CASH EQUIVALENTS — End of year	$—	$—	$—

See notes to financial statements.

F–43

SUNRISE CONNECTICUT AVENUE ASSISTED LIVING, LLC

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 AND 2010

AND FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

1.	ORGANIZATION

Sunrise Connecticut Avenue Assisted Living, LLC (“the Company”) was formed under the laws of the State of Virginia on May 11, 1999 by Kulea LLC and Sunrise Senior Living Investments, Inc. (“SSLII”) where each held a 50% interest. On April 30, 2002, the Operating Agreement was amended to add Lucy Webb Hayes National Training School for Deaconesses and Missionaries d/b/a Sibley Memorial Hospital (“Sibley”) as a member in the Company with a 40% interest reducing SSLII’s interest to 10%. On August 27, 2007, SSLII purchased Sibley and Kulea’s interest in the Company. The Company is an assisted living facility and is wholly owned by SSLII, a wholly owned subsidiary of Sunrise Senior Living, Inc. (“SSLI”).

Senior living services include a residence, meals, and nonmedical assistance to elderly residents for a monthly fee. The Facilities’ services are generally not covered by health insurance, and, therefore, monthly fees are generally payable by the residents, their family, or another responsible party.

On June 29, 2012, SSLII contributed its ownership interest in the Company and six other senior living facilities to a new venture with CNL Healthcare Trust Inc., through its wholly owned subsidiary CHT SL IV Holding, LLC (“CHT”). CHT owns approximately 55% interest in the new venture and SSLII owns approximately 45% (see Note 6).

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting — The Company’s financial statements are prepared in accordance with U.S. generally accepted accounting principles. The Company reviewed subsequent events through August 30, 2012, the date the financial statements were issued.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Significant estimates and assumptions have been made with respect to the useful lives of assets, recoverability of investments in property and equipment, recoverable amounts of receivables and amortization periods of deferred costs. Actual results could differ from those estimates.

Property and Equipment — Property and equipment are recorded at cost. Maintenance and repairs are charged to expense as incurred. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, as follows:

Land improvements	15 years
Building and improvements	10-40 years
Furniture, fixtures, and equipment	3-10 years

Property and equipment are reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Impairment is recognized when an asset’s undiscounted expected cash flows are not sufficient to recover its carrying amount. The Company measures an impairment loss for such assets by comparing the fair value of the asset to its carrying amount. No impairment charge was recorded for 2011, 2010 or 2009.

Allowance for Doubtful Accounts — The Company provides an allowance for doubtful accounts on its outstanding receivables balance based on its collection history and an estimate of uncollectible accounts.

Deferred Financing Costs — Costs incurred in conjunction with obtaining permanent financing for the Company have been deferred and are amortized using the straight-line method, which approximates the effective interest method, to interest expense over the remaining term of the financing. For the years ended December 31, 2011, 2010 and 2009, amortization was $103,985, $89,755 and $409,237, respectively.

F–44

Revenue Recognition and Deferred Revenue — Operating revenue consists of resident fee revenue, including resident community fees. Generally, resident community fees approximating 30 to 60 times the daily residence fee are received from residents upon occupancy. Resident community fees are deferred and recognized as income over one year, corresponding to the terms of agreements with residents. The agreements are cancelable by residents with 30 days notice. All other resident fee revenue is recognized when services are rendered. The Company bills the residents one month in advance of the services being rendered, and therefore, cash payments received for services are recorded as deferred revenue until the services are rendered and the revenue is earned.

Income Taxes — No provision has been made for federal income taxes, as the liability for such taxes, if any, is that of the Member and not the Company.

ASC 740-10-25, Income Taxes, Overall Recognition describes a comprehensive model for the measurement, recognition, presentation and disclosure of uncertain tax positions in the financial statements. Under the interpretation, the financial statements will reflect expected future tax consequences of such positions presuming the tax authorities’ have full knowledge of the position and all relevant facts, but without considering time values. The Company has no uncertain tax position that require accrual as of December 31, 2011 and 2010.

The statute of limitations for the IRS and states to perform audits on the Company are three and four years, respectively. The Company is currently not under an audit by any tax jurisdiction. The statute of limitations for the periods included in the financial statements expire on December 31, 2014 and December 31, 2015 for the IRS and states, respectively.

3.	TRANSACTIONS WITH AFFILIATES

The Company has entered into a management agreement with Senior Living Management, Inc. (“SSLMI”) for management of its Facility. The agreement has a term of 15 years and expires in April 2017. SSLMI receives a monthly management fee equal to the greater of (i) 6% of the gross revenues of the Facility or (ii) $20,000. Management fees of $642,224, $545,792 and $502,757 were incurred in 2011, 2010 and 2009, respectively.

The management agreements also provide for reimbursement to SSLMI for all direct costs of operations. These transactions are subject to the right of offset wherein any receivables from the affiliate can be offset by any payables to the affiliate, and therefore, the amounts have been presented as a part of member’s capital (deficit) as contributions and distributions, in the accompanying financial statements. The amounts are non-interest-bearing and due on demand.

The Company does not maintain a cash account, rather cash is held at the parent level, SSLII. Throughout the year, SSLII retains cash received for the benefit of the Company and pays expense on behalf of the Company within SSLII’s own cash concentration systems. As a wholly owned subsidiary of SSLII, the Company is not obligated to reimburse SSLII for these transactions, nor is SSLII obligated to remit cash it received for the benefit of the Company. As such, the transactions are deemed capital transactions. Cash received by SSLII for the benefit of the Company is deemed a capital distribution, and expense paid on behalf of the Company by SSLII are treated as capital contribution in the accompanying audited statements of changes in member’s capital (deficit). The Company obtains property, workers compensation, professional and general liability coverage through Sunrise Senior Living Insurance, Inc., an affiliate of SSLI. Related payments totaled $243,933, $222,968 and $276,953 in 2011, 2010 and 2009, respectively.

F–45

4.	NOTES PAYABLE

On August 28, 2007, the Company entered into loan agreements with Chevy Chase Bank, F.S.B. (“Chevy Chase”) and MB Financial Bank, N.A. (“MB Financial”) for Deed of Trust Note A (“Loan A”) and Deed of Trust Note B (“Loan B”). The loans are secured by the Facility. The loans bear interest at variable rates tied to the London Interbank Offered Rate (“LIBOR”) as discussed in the table below. The LIBOR rates were 0.29%, 0.26% and 0.23% as of December 31, 2011, 2010 and 2009, respectively.

A summary of the loan terms and balances as of December 2011 and 2010, are as follows:

Loan Tranche	Interest Rate	Maturity Date	Loan Commitment	Loan Balance as of December 31, 2011	Loan Balance as of December 31, 2010
Loan A	LIBOR + 4.5	May 5, 2019	$30,000,000	$17,713,000	$19,109,000
Loan B	LIBOR + 5.0	May 5, 2019	10,000,000	10,000,000	10,000,000

			$40,000,000	$27,713,000	$29,109,000

The Company is subject to certain debt service and other financial covenants pursuant to its loan agreements described above. Upon an event of default, the lender has remedies ranging from a written waiver of default to acceleration of the debt obligation.

On August 28, 2009, the Company entered into the “First Amendment” of the loan agreement to extend the maturity date of its notes payable to December 2, 2009. The First Amendment also increased Loan A’s interest rate to LIBOR plus 500 basis points per annum and Loan B’s interest rate to LIBOR plus 550. On August 28, 2009, the Company, Chevy Chase, and MB Financial amended the loan agreement, the “Second Amendment”, for Loan A and Loan B to waive the Event of Default due to the failure to comply with the occupancy requirement for the fiscal quarters ending March 31, 2009 and June 30, 2009. Under the Second Amendment, the Company must maintain a Debt Service Ratio for the Facility of not less than 1.20 to 1.00 and a minimum average quarterly occupancy of 85%. Under the Second Amendment, commencing December 2, 2009, Loan A’s interest rate decreased to LIBOR plus 450 basis points per annum.

On December 2, 2009, the Company and Chevy Chase executed the third amendment to the loan agreement and settlement statement to reduce Loan A’s maximum principal amount from $30,000,000 to $24,538,000 with a required principal curtailment of $5,000,000. Under this amendment, the Company is required to maintain a minimum average quarterly occupancy of 80% measured on a unit basis and waive the event of default caused by the failure to comply with the Occupancy Covenants for the fiscal quarter ending September 30, 2009. Also under this amendment, commencing with the quarter ending March 31, 2010, the Company must maintain a Debt Service Ratio for the Facility of not less than 1.20 to 1.00 before payment of Management Fees.

On August 30, 2010, the Company, Chevy Chase, and MB Financial executed the fourth amendment to the loan agreements to reduce Loan A’s maximum principal amount from $24,538,000 to $19,241,000 with a principal curtailment requirement of $5,000,000. The fourth amendment also revised the occupancy covenant. Commencing with the quarter ending March 31, 2010, the Company shall maintain a minimum average quarterly occupancy of 80% measured on the basis of the 112 beds in the Facility.

On February 2, 2011, the Company, Chevy Chase, and MB financial executed the fifth amendment to the loan agreement to reduce Loan A’s maximum principal amount from $19,241,000 to $18,076,000 with a required principal curtailment of $1,000,000.

As of December 31, 2011, the Company was in compliance with all financial and non-financial covenants.

On February 28, 2012, the Company and one other facility entered into a new loan agreement with The Prudential Insurance Company of America (“Prudential”) and the proceeds in part, were used to repay Loan A and Loan B described above. The loans are secured by the facilities and are cross-collateralized and cross-defaulted. The Company’s loan amount of $33,932,000 and the other facility’s loan amount of $21,068,000 bears interest at a fixed rate of 4.66% per annum and matures March 5, 2019. Six monthly installments of interest-only payments are required under this loan commencing on April 5, 2012 and concluding on September 5, 2012. Thereafter, principal and interest shall be paid in 78 monthly installments until maturity.

F–46

On June 29, 2012, the Company and Prudential amended and restated the promissory note as part of the restructuring of the Company and six other facilities, the loan was cross-collateralized and cross-defaulted with the six other facilities (see Note 6).

5.	CONTINGENCIES

The Company is involved in claims and lawsuits incidental to the ordinary course of business. While the outcome of these claims and lawsuits cannot be predicted with certainty, management of the Company does not believe the ultimate resolution of these matters will have a material adverse effect on the Company’s financial position.

6.	SUBSEQUENT EVENTS

On June 29, 2012, SSLII contributed its ownership interest in the Company and six other senior living facilities to a new venture with CNL Healthcare Trust Inc., through its wholly owned subsidiary CHTSun Partners IV, LLC (“CHTSun IV”). SSLII owns approximately 45% interest in the new venture and CHT owns approximately 55%. CHT contributed approximately $57,000,000 along with its share of transactions and closing costs to the venture. In connection with the transaction, SSLII received a distribution of $5,000,000.

Prior to and as a condition to closing, SSLII and CHT obtained new financing for five of the facilities and modified the existing financing of $55,000,000 for the Company and one of the other facilities (see Note 4).

As of the closing, CHTSun IV wholly owns the facilities, which will continue to be managed by SSLMI under new management agreements that provide for a management fee of six percent of community revenues. The venture agreement provides for SSLII and CHT’s respective rights and obligations in the venture, including SSLII’s right, at its option, to purchase CHT’s interest in the venture, subject to certain restrictions and conditions.

On August 22, 2012, SSLI and Health Care REIT, Inc. (“HCN”) entered into an agreement for HCN to acquire all of the outstanding common stock of SSLI for $14.50 per share in an all-cash transaction. The transaction is not subject to any financing contingency, but still requires regulatory and Sunrise shareholder approval.

* * * * * *

F–47

SANTA MONICA AL, LLC

CONSOLIDATED BALANCE SHEETS

AS OF MARCH 31, 2012 AND DECEMBER 31, 2011

	March 31, 2012	December 31,
	(unaudited)	2011

ASSETS

PROPERTY AND EQUIPMENT:
Land and land improvements	$5,345,571	$5,871,998
Building and building improvements	26,451,815	17,719,430
Furniture and equipment	462,534	1,258,660
Construction in progress	1,745	1,745

Total property and equipment	32,261,665	24,851,833

Less accumulated depreciation	(85,933)	(4,430,486)

Property and equipment — net	32,175,732	20,421,347

CASH AND CASH EQUIVALENTS	688,745	641,837

ACCOUNTS RECEIVABLE — Net of allowance for doubtful accounts of $4,152 and $1,037 in 2012 and 2011, respectively	74,993	43,727

PREPAID EXPENSES AND OTHER ASSETS	321,111	55,206

DEFERRED FINANCING COSTS — Net of accumulated amortization of $1,517 and $246,815 in 2012 and 2011, respectively	125,919	—

RESIDENT LEASE INTANGIBLE — Net of accumulated amortization of $15,214 and $0 in 2012 and 2011, respectively	167,354	—

TOTAL	$33,553,854	$21,162,117

LIABILITIES AND MEMBERS’ EQUITY

LIABILITIES:
Note payable	$21,068,000	$13,475,357
Accounts payable and accrued expenses	228,007	167,211
Accrued interest	81,814	33,969
Payable to affiliates — net	783,679	347,913
Deferred revenue	214,962	336,852

Total liabilities	22,376,462	14,361,302

MEMBERS’ EQUITY	11,177,392	6,800,815

TOTAL	$33,553,854	$21,162,117

See notes to consolidated financial statements.

F–48

SANTA MONICA AL, LLC

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2012 AND 2011 (UNAUDITED)

	2012	2011

OPERATING REVENUE:
Resident fees	$1,755,128	$1,622,031
Other income	10,227	11,661

Total operating revenue	1,765,355	1,633,692

OPERATING EXPENSES:
Labor	668,118	616,255
General and administrative	102,757	70,539
Depreciation and amortization	212,510	163,334
Management fees to affiliate	123,575	114,358
Taxes and license fees	81,798	79,804
Food	51,602	46,629
Insurance	50,328	50,176
Repairs and maintenance	49,137	30,060
Utilities	35,204	35,680
Advertising and marketing	23,697	16,776
Ancillary expenses	14,283	12,735
Bad debt expense (recovery)	3,115	(7,064)

Total operating expenses	1,416,124	1,229,282

INCOME FROM OPERATIONS	349,231	404,410

OTHER EXPENSE:
Interest expense	(185,076)	(217,968)
Transaction costs	(203,852)	—
Interest income	13	10

Total other expense	(388,915)	(217,958)

NET (LOSS) INCOME	$(39,684)	$186,452

See notes to consolidated financial statements.

F–49

SANTA MONICA AL, LLC

CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

FOR THE THREE MONTHS ENDED MARCH 31, 2012 (UNAUDITED)

MEMBERS’ EQUITY — December 31, 2011	$6,800,815

Distributions	(291,992)

Step-up in basis for acquisition of AEW interest	4,708,253

Net loss	(39,684)

MEMBERS’ EQUITY — March 31, 2012	$11,177,392

See notes to consolidated financial statements.

F–50

SANTA MONICA AL, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED MARCH 31, 2012 AND 2011 (UNAUDITED)

	2012	2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(39,684)	$186,452
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation	197,296	163,334
Amortization of resident lease intangible	15,214	—
Amortization of financing costs	1,517	8,815
Provision for (recovery of) bad debts	3,115	(7,064)
Changes in assets and liabilities:
Accounts receivable	(34,381)	26,289
Prepaid expenses and other assets	(59,685)	(47,195)
Accounts payable and accrued expenses	60,796	(66,646)
Accrued interest	47,845	(246)
Payable to affiliates — net	337,926	45,633
Security and reservation deposits	—	(1,000)
Deferred revenue	(121,890)	(15,576)

Net cash provided by operating activities	408,069	292,796

CASH FLOWS FROM INVESTING ACTIVITIES:
Disposal of property and equipment	—	3,022

Net cash provided by investing activities	—	3,022

CASH FLOWS FROM FINANCING ACTIVITIES:
Payment on note payable	(68,863)	(97,450)
Distributions	(291,992)	(236,441)
Payment of financing costs	(306)	—

Net cash used in financing activities	(361,161)	(333,891)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	46,908	(38,073)

CASH AND CASH EQUIVALENTS — Beginning of year	641,837	392,152

CASH AND CASH EQUIVALENTS — End of period	$688,745	$354,079

(continued)

F–51

SANTA MONICA AL, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED MARCH 31, 2012 AND 2011 (UNAUDITED)

	2012	2011

SUPPLEMENAL DISCLOSURES OF NONCASH FLOW INVESTING AND FINANCING INFORMATION

Step-up in basis for acquisition of AEW interest	$4,708,253	$—

Transaction costs paid by SSLII recorded on the Company’s financial statements	$203,852	$—

See notes to consolidated financial statements.

F–52

SANTA MONICA AL, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2012 AND FOR THE THREE MONTHS ENDED

MARCH 31, 2012 AND 2011 (UNAUDITED)

1.	ORGANIZATION AND PRESENTATION

Our accompanying unaudited consolidated financial statements include all normal recurring adjustments, which are, in the opinion of management, necessary for a fair presentation of the results for the three months ended March 31, 2012 and 2011. Certain information and disclosures normally included in the financial statements prepared in accordance with U.S Generally Accepted Accounting Principles (“GAAP”) have been condensed or omitted. These consolidated financial statements should be read together with our audited consolidated financial statements and notes thereto for the year ended December 31, 2011 included in this Form 8-K/A. Operating results for the three months ended March 31, 2012 are not necessarily indicative of the results that may be expected for the year ending December 31, 2012.

Santa Monica AL, LLC (the “Company”) was formed in December 2004 as a limited liability company under the laws of the state of Delaware. The Company was organized to invest in, indirectly own through the partnership, improve, develop, and sell an assisted living facility. The Company shall continue in full force and effect until December 31, 2036 unless the members elect to dissolve the Company prior to this date.

As of December 31, 2011, the members consisted of the Managing Member, Sunrise Senior Living Investments, Inc. (“SSLII”) (15%) and AEW Senior Housing Company, LLC (“AEW”) (85%). SSLII is a wholly owned subsidiary of Sunrise Senior Living, Inc. (“SSLI”). On February 28, 2012, SSLII closed on a purchase and sale agreement with AEW. Pursuant to the purchase and sale agreement, SSLII purchased AEW’s membership interest in the Company for an aggregate purchase price of $16,202,669.

The Company owns 100% of Santa Monica GP, LLC (“GPLLC”), which is the sole general partner of AL Santa Monica Senior Housing, LP, a limited partnership (“SMLP”) that owns and operates a 70-unit assisted living community in Santa Monica, California (the “Facility”). The Company owns 99% of SMLP.

Senior living services include a residence, meals, and non-medical assistance to elderly residents for a monthly fee. The Facility’s services are generally not covered by health insurance and, therefore, monthly fees are generally payable by the residents, their family, or another responsible party.

On June 29, 2012, SSLII contributed its ownership interest in the Company and six other senior living facilities to a new venture with CNL Healthcare Trust, Inc., through its wholly owned subsidiary CHT SL IV Holding, LLC (“CHT”). CHT owns approximately 55% interest in the new venture and SSLII owns approximately 45% (see Note 3).

2.	ACQUISITION OF AEW’S INTEREST

SSLII accounted for its acquisition of AEW’s ownership interest as a business combination which requires the assets acquired and liabilities assumed be recognized at their estimated fair values as of the acquisition date. Given the Company continued as a separate reporting entity, SSLII applied push down accounting and adjusted the assets and liabilities to their fair values as of the date of the acquisition in the consolidated financial statement of the Company. Transaction costs are expensed as incurred. Pursuant to the purchase and sale agreement, SSLII purchased the AEW’s interest for an aggregate purchase price of $16,202,669.

F–53

The following table summarizes the recording, at fair value, of the assets and liabilities as of the date of acquisition, February 28, 2012:

Land and land improvements	$5,345,571
Building and building improvements	26,442,005
Furniture and equipment	464,279
Resident lease intangible	182,568
Other assets	567,823
Other liabilities	(512,273)

Net assets acquired	32,489,973
Gain recorded by SSLII for fair value of pre-existing equity interest from a business combination	(2,851,521)

Total consideration, excluding transaction costs	29,638,452
Venture debt paid off at Closing	(13,435,783)

Total consideration paid by SSLII to AEW, excluding transaction costs	16,202,669
Transaction costs paid by SSLII	157,720

Total consideration paid by SSLII to AEW	$16,360,389

Transaction costs paid by SSLII recorded on the Company’s financial statement	$203,852

The estimated fair value of the real estate assets at acquisition was approximately $32,489,973. To determine the fair value of the real estate, the Company examined various data points including (i) transactions with similar assets in similar markets and (ii) independent appraisals of the acquired assets. As of the acquisition date, the fair value of working capital approximated its carrying value.

The resident lease intangible of $182,568 represents opportunity costs associated with lost rentals. Based on management’s historical experience, the Company determined one month’s operating revenues less operating expenses approximates the value of these opportunity costs.

3.	NOTE PAYABLE

In December 2004, the Company entered into a loan agreement with The Prudential Insurance Company of America (“Prudential”). The loan is secured by the Facility and matured on January 15, 2012. The loan bears interest at a fixed annual rate of 6.05% and requires monthly principal and interest payments of $102,283. In December 2011, the Company and Prudential executed a forbearance agreement in which Prudential agreed to forbear exercising any of its rights or remedies from January 15, 2012 until April 16, 2012. The agreement called for payment of an administrative fee of $11,300 which was paid by SSLII, continued monthly principal and interest payments through March 2012, and payment in full of the remaining loan balance by the end of the forbearance period.

The Company is subject to non-financial covenants under the loan agreement. As of March 31, 2012 and December 31, 2011, the Company was in compliance with all covenants.

On February 28, 2012, the Company and one other facility entered into a new loan agreement with Prudential. The principal amount of the new loan, in the aggregate, is $55,000,000. The proceeds of the new loan were used in part to pay off the Company’s debt of $13,435,783 and applied towards the $16,202,669 purchase price of AEW’s membership interest in the Company. The loans are secured by the facilities and are cross-collateralized and cross-defaulted. The Company’s loan amount of $21,068,000 and the other facility’s loan amount of $33,932,000 bear interest at a fixed rate of 4.66% per annum and mature March 5, 2019. Six monthly installments of interest-only payments are required under this loan agreement commencing on April 5, 2012 and concluding on September 5, 2012. Thereafter, principal and interest shall be paid in 78 monthly installments until maturity.

On June 29, 2012, the Company and Prudential amended and restated the loan and as part of the restructuring of the Company and six other facilities, the loan was cross-collateralized and cross-defaulted with the six other facilities (see Note 4).

F–54

4.	SUBSEQUENT EVENTS

On June 29, 2012, SSLII and CHT completed the formation of a new venture, CHTSun Partners IV, LLC (“CHTSun IV”). Pursuant to the terms of the transaction, SSLII contributed its ownership interest in six senior living facilities and the Company along with its share of transaction and closing costs to the venture. CHT contributed approximately $57,000,000 along with its share of transaction and closing costs to the venture. The venture is owned approximately 55% by CHT and approximately 45% by SSLII. In connection with the transaction, SSLII received a distribution of $5,000,000.

Prior to and as a condition to closing, SSLII and CHT obtained new financing for five of the facilities and modified the existing financing of $55,000,000 for the Company and one of the other facilities (see Note 3).

As of the closing, CHTSun IV wholly owns the facilities, which will continue to be managed by SSLMI under new management agreements that provide for a management fee of six percent of community revenues. The venture agreement provides for SSLII and CHT’s respective rights and obligations in the venture, including SSLII’s right, at its option, to purchase CHT’s interest in the venture, subject to certain restrictions and conditions.

On August 22, 2012, SSLI and Health Care REIT, Inc. (“HCN”) entered into an agreement for HCN to acquire all of the outstanding common stock of SSLI for $14.50 per share in an all-cash transaction. The transaction is not subject to any financing contingency, but still requires regulatory and Sunrise shareholder approval.

The Company reviewed subsequent events through September 12, 2012, the date the consolidated financial statements were issued.

* * * * * *

F–55

CONSOLIDATED FINANCIAL STATEMENTS Santa Monica AL, LLC As of December 31, 2011 and 2010 and for the Years Ended December 31, 2011, 2010 and 2009 With Report of Independent Auditors

F–56

SANTA MONICA AL, LLC

F–57

Report of Independent Auditors

To the Members of

Santa Monica AL, LLC

We have audited the accompanying consolidated balance sheets of Santa Monica AL, LLC (the “Company”) as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in members’ equity, and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Santa Monica AL, LLC at December 31, 2011 and 2010, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2011 in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

McLean, Virginia

August 30, 2012

F–58

SANTA MONICA AL, LLC

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2011 AND 2010

	2011	2010

ASSETS

PROPERTY AND EQUIPMENT:
Land and land improvements	$5,871,998	$5,871,998
Building and building improvements	17,719,430	17,711,717
Furniture and equipment	1,258,660	1,166,165
Construction in progress	1,745	—

Total property and equipment	24,851,833	24,749,880

Less accumulated depreciation	(4,430,486)	(3,772,271)

Property and equipment — net	20,421,347	20,977,609

CASH AND CASH EQUIVALENTS	641,837	392,152

ACCOUNTS RECEIVABLE — Net of allowance for doubtful accounts of $1,037 and $18,399 in 2011 and 2010, respectively	43,727	85,106

PREPAID EXPENSES AND OTHER ASSETS	55,206	60,191

DEFERRED FINANCING COSTS — Net of accumulated amortization of $246,815 and $211,556 in 2011 and 2010, respectively	—	35,259

TOTAL	$21,162,117	$21,550,317

LIABILITIES AND MEMBERS’ EQUITY

LIABILITIES:
Note payable	$13,475,357	$13,874,296
Accounts payable and accrued expenses	167,211	198,577
Accrued interest	33,969	34,975
Payable to affiliates — net	347,913	194,951
Security and reservation deposits	—	7,000
Deferred revenue	336,852	321,756

Total liabilities	14,361,302	14,631,555

MEMBERS’ EQUITY	6,800,815	6,918,762

TOTAL	$21,162,117	$21,550,317

See notes to consolidated financial statements.

F–59

SANTA MONICA AL, LLC

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

	2011	2010	2009

OPERATING REVENUE:
Resident fees	$6,578,305	$6,185,381	$6,043,541
Other income	41,611	41,386	37,943

Total operating revenue	6,619,916	6,226,767	6,081,484

OPERATING EXPENSES:
Labor	2,423,499	2,187,617	2,208,897
Depreciation	658,215	647,637	647,466
Management fees to affiliate	463,394	435,874	425,704
Taxes and license fees	316,531	321,320	312,365
General and administrative	314,875	364,745	381,059
Insurance	304,023	262,414	331,136
Food	191,178	185,635	172,844
Utilities	157,760	146,752	157,643
Repairs and maintenance	126,267	129,577	125,520
Advertising and marketing	82,107	70,487	52,036
Ancillary expenses	52,841	53,304	77,598
Bad debt expense (recovery)	14,557	(10,908)	42,326

Total operating expenses	5,105,247	4,794,454	4,934,594

INCOME FROM OPERATIONS	1,514,669	1,432,313	1,146,890

OTHER (EXPENSE) INCOME:
Interest expense	(862,728)	(886,955)	(908,180)
Interest income	46	49	265

Total other expense	(862,682)	(886,906)	(907,915)

NET INCOME	$651,987	$545,407	$238,975

See notes to consolidated financial statements.

F–60

SANTA MONICA AL, LLC

CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

	Sunrise Senior Living Investments, Inc.	AEW Senior Housing Company, LLC	Total

MEMBER’S EQUITY — December 31, 2008	$1,076,699	$6,023,245	$7,099,944

Distributions	(61,137)	(268,393)	(329,530)

Net income	35,846	203,129	238,975

MEMBER’S EQUITY — December 31, 2009	1,051,408	5,957,981	7,009,389

Distributions	(95,405)	(540,629)	(636,034)

Net income	81,811	463,596	545,407

MEMBER’S EQUITY — December 31, 2010	1,037,814	5,880,948	6,918,762

Distributions	(115,490)	(654,444)	(769,934)

Net income	97,798	554,189	651,987

MEMBER’S EQUITY — December 31, 2011	$1,020,122	$5,780,693	$6,800,815

See notes to consolidated financial statements.

F–61

SANTA MONICA AL, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

	2011	2010	2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$651,987	$545,407	$238,975
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	658,215	647,637	647,466
Amortization of financing costs	35,259	35,259	35,259
Provision for bad debts	14,557	(10,908)	42,326
Changes in operating assets and liabilities:
Accounts receivable	26,822	(51,761)	105
Prepaid expenses and other assets	4,985	(42,249)	55,926
Accounts payable and accrued expenses	(31,366)	(58,878)	54,128
Accrued interest	(1,006)	(947)	(891)
Payable to affiliates — net	152,962	15,883	(118,011)
Security and reservation deposits	(7,000)	(1,000)	(2,000)
Deferred revenue	15,096	(51,058)	20,707

Net cash provided by operating activities	1,520,511	1,027,385	973,990

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(101,953)	(97,745)	(150,069)

Net cash used in investing activities	(101,953)	(97,745)	(150,069)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payment on note payable	(398,939)	(375,581)	(353,590)
Distributions	(769,934)	(636,034)	(329,530)

Net cash used in financing activities	(1,168,873)	(1,011,615)	(683,120)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	249,685	(81,975)	140,801

CASH AND CASH EQUIVALENTS — Beginning of year	392,152	474,127	333,326

CASH AND CASH EQUIVALENTS — End of year	$641,837	$392,152	$474,127

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid for interest	$828,474	$852,642	$873,812

SUPPLEMENTAL DISCLOSURES OF NONCASH FLOW INVESTING AND FINANCING INFORMATION
Purchases of furniture and equipment accrued in 2008 and paid for in 2009	$—	$—	$54,393

See notes to consolidated financial statements.

F–62

SANTA MONICA AL, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 AND 2010 AND FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

1.	ORGANIZATION AND PRESENTATION

Organization — Santa Monica AL, LLC (the “Company”) was formed in December 2004 as a limited liability company under the laws of the state of Delaware. The Company was organized to invest in, indirectly own through the partnership, improve, develop, and sell an assisted living facility. The Company shall continue in full force and effect until December 31, 2036 unless the members elect to dissolve the Company prior to this date.

The members consist of the Managing Member, Sunrise Senior Living Investments, Inc. (“SSLII”) (15%) and AEW Senior Housing Company, LLC (“AEW”) (85%). SSLII is a wholly owned subsidiary of Sunrise Senior Living, Inc. (“SSLI”).

The Company owns 100% of Santa Monica GP, LLC (“GPLLC”), which is the sole general partner of AL Santa Monica Senior Housing, LP, a limited partnership (“SMLP”) that owns and operates a 70-unit assisted living community in Santa Monica, California (the “Facility”). The Company owns 99% of SMLP.

Senior living services include a residence, meals, and non-medical assistance to elderly residents for a monthly fee. The Facility’s services are generally not covered by health insurance and, therefore, monthly fees are generally payable by the residents, their family, or another responsible party.

The limited liability company agreement as amended on December 20, 2004 (the “LLC Agreement”) details the commitments of the members and provides the procedures for the return of capital to the members with defined priorities. All net cash flows from operations and capital proceeds are to be distributed pro rata according to the priorities as specified in the LLC Agreement. Contributions are made in proportion to the relative percentage interests of the member at the time of the request. Net income (loss) is allocated to the members in proportion to their relative percentage interests.

On February 28, 2012, SSLII closed on a purchase and sale agreement with AEW. Pursuant to the purchase and sale agreement, SSLII purchased AEW’s membership interest in the Company (see Note 6).

On June 29, 2012, SSLII contributed its ownership interest in the Company and six other senior living facilities to a new venture with CNL Healthcare Trust, Inc., through its wholly owned subsidiary CHT SL IV Holding, LLC (“CHT”). CHT owns approximately 55% interest in the new venture and SSLII owns approximately 45% (see Note 6).

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting — The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles. The accompanying consolidated financial statements include the consolidated accounts of the Company after elimination of all intercompany accounts and transactions. The Company has reviewed subsequent events through August 30, 2012, the date the consolidated financial statements were issued, for inclusion in these consolidated financial statements.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Significant estimates and assumptions have been made with respect to the useful lives of assets, recoverability of investments in property and equipment, recoverable amounts of receivables and amortization periods of deferred costs. Actual results could differ from those estimates.

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Property and Equipment — Property and equipment are recorded at cost. Maintenance and repairs are charged to expense as incurred. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, as follows:

Land improvements	10-15 years
Building and improvements	30-40 years
Furniture, fixtures, and equipment	3-10 years

Property and equipment are reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Impairment is recognized when an asset’s undiscounted expected cash flows are not sufficient to recover its carrying amount. The Company measures an impairment loss for such assets by comparing the fair value of the asset to its carrying amount. No impairment charges were recorded for 2011, 2010 or 2009.

Cash and Cash Equivalents — Cash and cash equivalents include all highly liquid investments with an original maturity of three months or less. Throughout the year, the Company may have cash balances in excess of federally insured amounts on deposit with various financial institutions.

Allowance for Doubtful Accounts — The Company provides an allowance for doubtful accounts on its outstanding receivables balance based on its collection history and an estimate of uncollectible accounts.

Deferred Financing Costs — Costs incurred in conjunction with obtaining permanent financing for the Company have been deferred and are amortized using the straight-line method, which approximates the effective interest method, to interest expense over the remaining term of the financing. Amortization expense for the years ended December 31, 2011, 2010 and 2009 was $35,259 each year and is included in interest expense in the accompanying consolidated statements of operations.

Revenue Recognition and Deferred Revenue — Operating revenue consists of resident fee revenue, including resident community fees. Generally, resident community fees approximating 30 to 60 times the daily residence fee are received from residents upon occupancy. Resident community fees are deferred and recognized as income over one year, corresponding to the terms of agreements with residents. The agreements are cancelable by residents with 30 days notice. All other resident fee revenue is recognized when services are rendered. The Company bills the residents one month in advance of the services being rendered, and therefore, cash payments received for services are recorded as deferred revenue until the services are rendered and the revenue is earned.

Income Taxes — No provision has been made for federal income taxes, as the liability for such taxes, if any, is that of the Members and not the Company. The Company is subject to franchise taxes in the state of California, where the property is located. These taxes are expensed as incurred and are included in taxes and license fees in the accompanying consolidated financial statements.

ASC 740-10-25, Income Taxes, Overall Recognition describes a comprehensive model for the measurement, recognition, presentation and disclosure of uncertain tax positions in the financial statements. Under the interpretation, the financial statements will reflect expected future tax consequences of such positions presuming the tax authorities’ have full knowledge of the position and all relevant facts, but without considering time values. The Company has no uncertain tax position that requires accrual as of December 31, 2011 and 2010.

The statute of limitations for the IRS and states to perform audits on the Company are three and four years, respectively. The Company is currently not under an audit by any tax jurisdiction. The statute of limitations for the periods included in the financial statements expire on December 31, 2014 and December 31, 2015 for the IRS and states, respectively.

3.	TRANSACTIONS WITH AFFILIATES

The Company has entered into a management agreement with Sunrise Senior Living Management, Inc. (“SSLMI”) for management of the Facility. The agreement has a term of 25 years and provides for a base management fee equal to 7% of the Facility’s gross revenues. Management fees of $463,394, $435,874, and $425,704 were incurred in 2011, 2010, and 2009, respectively.

The management agreements also provide for reimbursement to SSLMI for all direct costs of operations. These transactions are subject to the right of offset wherein any receivables from the affiliate can be offset by any payables to the affiliate, and therefore, the amounts have been presented net as payable to affiliates-net in the accompanying consolidated financial statements. The amounts are non-interest-bearing and due on demand. Payments to SSLMI for

F–64

direct operating expenses were $3,617,452, $3,519,932 and $3,965,524 in 2011, 2010 and 2009, respectively. Amounts due related to these costs at December 31, 2011 and 2010 were $347,913 and $194,951, respectively and are included in payable to affiliates-net in the accompanying consolidated balance sheets.

The Company obtains property, workers compensation, professional and general liability coverage through Sunrise Senior Living Insurance, Inc., an affiliate of SSLI. Related payments totaled $194,378, $210,755 and $305,496 in 2011, 2010 and 2009, respectively.

4.	NOTE PAYABLE

In December 2004, the Company entered into a loan agreement with The Prudential Insurance Company of America (“Prudential”). The loan is secured by the Facility and matures on January 15, 2012. The loan bears interest at a fixed annual rate of 6.05% and requires monthly principal and interest payments of $102,283. The outstanding principal balance at December 31, 2011 and 2010 was $13,475,357 and $13,874,296, respectively.

In December 2011, the Company and Prudential executed a forbearance agreement in which Prudential agreed to forbear exercising any of its rights or remedies from January 15, 2012 until April 16, 2012. The agreement called for payment of an administrative fee of $11,300 which was paid by SSLII, continued monthly principal and interest payments through March 2012, and payment in full of the remaining loan balance by the end of the forbearance period.

The Company is subject to non-financial covenants under the loan agreement. As of December 31, 2011, the Company was in compliance with all covenants.

On February 28, 2012, the Company and one other facility entered into a new loan agreement with Prudential. The principal amount of the new loan, in the aggregate, is $55,000,000. The proceeds of the new loan were used in part to pay off the Company’s debt of $13,435,783 and applied towards the $16,202,669 purchase price of AEW’s membership interest in the Company. The loans are secured by the facilities and are cross-collateralized and cross-defaulted. The Company’s loan amount of $21,068,000 and the other facility’s loan amount of $33,932,000 bear interest at a fixed rate of 4.66% per annum and mature March 5, 2019. Six monthly installments of interest-only payments are required under this loan agreement commencing on April 5, 2012 and concluding on September 5, 2012. Thereafter, principal and interest shall be paid in 78 monthly installments until maturity.

On June 29, 2012, the Company and Prudential amended and restated the promissory note and as part of the restructuring of the Company and six other facilities, the loan was cross-collateralized and cross-defaulted with the six other facilities (see Note 6).

5.	CONTINGENCIES

The Company is involved in claims and lawsuits incidental to the ordinary course of business. While the outcome of these claims and lawsuits cannot be predicted with certainty, management of the Company does not believe the ultimate resolution of these matters will have a material adverse effect on the Company’s consolidated financial position.

6.	SUBSEQUENT EVENTS

On February 28, 2012, SSLII closed on a purchase and sale agreement with AEW. Pursuant to the purchase and sale agreement, SSLII purchased AEW’s membership interest in the Company for an aggregate purchase price of $16,202,669. As a result of the transaction, effective February 28, 2012, SSLI consolidated the assets, liabilities and operating results of the Company.

On June 29, 2012, SSLII and CHT completed the formation of a new venture, CHTSun Partners IV, LLC (“CHTSun IV”). Pursuant to the terms of the transaction, SSLII contributed its ownership interest in six senior living facilities and the Company along with its share of transaction and closing costs to the venture. CHT contributed approximately $57,000,000 along with its share of transaction and closing costs to the venture. The venture is owned approximately 55% by CHT and approximately 45% by SSLII. In connection with the transaction, SSLII received a distribution of $5,000,000.

Prior to and as a condition to closing, SSLII and CHT obtained new financing for five of the facilities and modified the existing financing of $55,000,000 for the Company and one of the other facilities (see Note 4).

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As of the closing, CHTSun IV wholly owns the facilities, which will continue to be managed by SSLMI under new management agreements that provide for a management fee of six percent of community revenues. The venture agreement provides for SSLII and CHT’s respective rights and obligations in the venture, including SSLII’s right, at its option, to purchase CHT’s interest in the venture, subject to certain restrictions and conditions.

On August 22, 2012, SSLI and Health Care REIT, Inc. (“HCN”) entered into an agreement for HCN to acquire all of the outstanding common stock of SSLI for $14.50 per share in an all-cash transaction. The transaction is not subject to any financing contingency, but still requires regulatory and Sunrise shareholder approval.

* * * * * *

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CNL HEALTHCARE TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following pro forma condensed consolidated financial statements have been prepared to provide pro forma information with regards to certain real estate acquisitions and financing transitions, as applicable. The unaudited pro forma consolidated financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ending December 31, 2011 and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012.

An Unaudited Condensed Consolidated Balance Sheet has been omitted from this presentation due to the fact that the acquisitions described in Note 2 occurred prior to June 30, 2012 and are included in the historical balance sheet of the Company as of that date.

The accompanying Unaudited Pro Forma Condensed Consolidated Statement of Operations of CNL Healthcare Trust, Inc. and its subsidiaries (collectively, the “Company”) are for the six months ended June 30, 2012 and the year ended December 31, 2011 (the “Pro Forma Periods”), and include certain pro forma adjustments to illustrate the estimated effect of the Company’s acquisitions described in Note 2 as if they had occurred as of January 1, 2011.

This pro forma condensed consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results as if the transactions reflected herein had occurred on the date or been in effect during the periods indicated. This pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s financial results in the future.

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CNL HEALTHCARE TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	Six Months Ended June 30, 2012
	CNL HEALTHCARE TRUST, INC.	CHTSun IV		Primrose Communities
		Pro Forma		Pro Forma
	Historical	Adjustments		Adjustments		Pro Forma

Revenues:
Rental income from operating leases	$2,863,982	$—		$980,966	(a)	$3,844,948

Expenses:
Acquisition fees and costs	4,328,643	(2,353,458	) (e)	(1,874,530	) (e)	100,655
General and administrative	1,059,400	—		—		1,059,400
Asset management fees to related party	280,167	621,825	(b)	140,083	(b)	1,042,075
Property management fees to related party	49,515	128,373	(c)	16,759	(c)	194,647
Depreciation and amortization	842,079	—		420,949	(d)	1,263,028

Total expenses	6,559,804	(1,603,260)		(1,296,739)		3,659,805

Operating loss	(3,695,822)	1,603,260		2,277,705		185,143

Other income (expense):
Interest income	5,346	—		—		5,346
Interest expense and loan cost amortization	(1,428,761)	(2,832,888	) (f)	(582,232	) (f)	(4,843,881)
Equity in earnings (loss) of unconsolidated entity	(773,628)	2,659,509	(g)	—		1,885,881

Total other income (expense)	(2,197,043)	(173,379)		(582,232)		(2,952,654)

Net loss	$(5,892,865)	$1,429,881		$1,695,473		$(2,767,511)

Net loss per share of common stock (basic and diluted)	$(1.33)					$(0.52)

Weighted average number of shares of common stock outstanding (basic and diluted) (Note 4(h))	4,428,705					5,321,300

See accompanying notes to unaudited pro forma consolidated financial statements.

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CNL HEALTHCARE TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	Year Ended December 31, 2011
	CNL HEALTHCARE TRUST, INC.	CHTSun IV		Primrose Communities
		Pro Forma		Pro Forma
	Historical	Adjustments		Adjustments		Pro Forma

Revenues:
Rental income from operating leases	$—	$—		$7,692,372	(a)	$7,692,372

Expenses:
Acquisition fees and costs	892,313	—		(21,195	) (e)	871,118
General and administrative	869,091	—		—		869,091
Asset management fees to related party	—	1,243,649	(b)	840,500	(b)	2,084,149
Property management fees to related party	—	235,060	(c)	132,548	(c)	367,608
Depreciation and amortization	—	—	(d)	2,522,344	(d)	2,522,344

Total expenses	1,761,404	1,478,709		3,474,197		6,714,310

Operating loss	(1,761,404)	(1,478,709)		4,218,175		978,062

Other income (expense):
Interest income	1,824	—		—		1,824
Interest expense and loan cost amortization	—	(4,121,304	) (f)	(5,514,428	) (f)	(9,635,732)

Equity in earnings (loss) of unconsolidated entity	—	2,561,831	(g)	—		2,561,831

Total other income (expense)	1,824	(1,559,473)		(5,514,428)		(7,072,077)

Net loss	$(1,759,580)	$(3,038,182)		$(1,296,253)		$(6,094,015)

Net loss per share of common stock (basic and diluted)	$(2.09)					$(1.41)

Weighted average number of shares of common stock outstanding (basic and diluted) (Note 4(h))	843,497					4,327,769

See accompanying notes to unaudited pro forma consolidated financial statements.

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CNL HEALTHCARE TRUST, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	Basis of Presentation

The accompanying Unaudited Pro Forma Consolidated Statement of Operations of CNL Healthcare Trust, Inc. and its subsidiaries (collectively, the “Company”) presented for the six months ended June 30, 2012 and the year ended December 31, 2011 (the “Pro Forma Periods”), include certain pro forma adjustments to illustrate the estimated effect of the Company’s acquisitions, described in Note 2, as if they had occurred as of January 1, 2011. The amounts included in the historical columns represent the Company’s historical operating results for the respective Pro Forma Periods presented.

The accompanying unaudited pro forma consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States (“GAAP”). Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction, as if management’s actions were carried out in previous reporting periods.

This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results if the transactions reflected herein had occurred on the date or been in effect during the periods indicated. This pro forma consolidated financial information should not be viewed as indicative of the Company’s financial results or conditions in the future.

2.	Pro Forma Transactions

On June 29, 2012, the Company acquired a 55% membership interest in seven senior housing properties through a joint venture, CHTSUN Partners IV, LLC (“CHTSun IV”), formed by the Company and its co-venture partner, Sunrise Senior Living Investments, Inc. (“Sunrise”), for approximately $56.7 million. The remaining 45% interest is held by Sunrise. The total acquisition price for the seven senior housing properties was approximately $226.1 million. The properties include: Sunrise of Santa Monica — Santa Monica, CA, Sunrise of Connecticut Avenue — Washington DC, Sunrise of Siegen — Baton Rouge, LA, Sunrise of Metairie — Metairie, LA, Sunrise of Gilbert — Gilbert, AZ, Sunrise of Louisville — Louisville, KY and Sunrise of Fountain Square — Lombard, IL (the “Sunrise Communities”). The Sunrise Communities feature 687 living units comprised of 129 independent living units, 374 assisted living units and 184 memory-care units. Sunrise Management will continue to operate and manage the Sunrise Communities pursuant to a long-term management agreement pursuant to which it will be paid a fee of 6% of gross revenues earned by the Sunrise Communities.

CHTSun IV obtained a $125.0 million loan from The Prudential Insurance Company of America (“Prudential”), a portion of which was used to refinance the existing indebtedness encumbering the properties in the portfolio. The non-recourse loan which is collateralized by the properties has a fixed-interest rate of 4.66% on $55.0 million of the principal amount and 5.25% on $70.0 million of the principal amount of the loan.

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CNL HEALTHCARE TRUST, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

2.	Pro Forma Transactions (continued)

Under the terms of the venture agreement for CHTSun IV, the Company is entitled to receive a preferred return of 11% on its invested capital for the first seven years and shares control over major decisions with Sunrise. Subject to certain restrictions, Sunrise has the option to acquire 100% of the Company’s interest in the Joint Venture in years one and two and in years four through seven. The calculation of Sunrise’s purchase price is based upon a predetermined formula as provided in the venture agreement.

The Company accounts for this investment under the equity method of accounting. While several significant decisions are shared between the Company and its joint venture partner, the Company does not control the venture or direct the activities that most significantly impact the venture’s performance.

In connection with the closing of CHTSun IV, the Company entered into a mezzanine loan agreement, providing for a mezzanine loan in the original aggregate principal amount of $40.0 million (the “Mezz Loan”). The Mezz loan has a two-year term and interest on the outstanding principal balance of the Mezz Loan accrues from the date of the Mezz Loan through maturity at (i) a rate of 8% per annum for the first year, and (ii) a rate of 12% per annum for the second year. At maturity, the Company is required to pay the outstanding principal balance, all accrued and unpaid interest thereon, the exit fee and all other amounts due.

On February 16, 2012, the Company acquired five senior housing communities from affiliates of Primrose Retirement Communities, LLC, for a purchase price of approximately $84.1 million, excluding closing costs. The properties include: Primrose Retirement Community of Casper — Casper, WY, Primrose Retirement Community of Grand Island — Grand Island, NE, Sweetwater Retirement Community — Billings, MT, Primrose Retirement Community of Marion — Marion, OH, and Primrose Retirement Community of Mansfield — Mansfield, OH (the “Primrose Communities”).

The senior housing communities feature a total of 394 residential units and will continue to be operated by Primrose under triple-net leases, each having an initial term of ten years, and, at the tenant’s discretion, two five-year renewal options. All of the leases are cross-defaulted among themselves. Annual base rent is equal to the properties’ lease basis multiplied by the lease rate. The lease rate is 7.875% in the initial lease year and will escalate thereafter pursuant to the lease agreements. Annual capital reserve income is allocated based on $300 per unit. The leases are accounted for as operating leases; therefore, revenue is recognized as rentals are earned and expenses (including depreciation) are charged to operations as incurred. Scheduled rental payments are recognized on a straight-line basis over the lease term so as to produce constant periodic rent in accordance with GAAP.

The following summarizes the allocation of the purchase price for the Primrose Communities and the estimated fair values of the assets acquired and liabilities assumed:

Land	$4,220,700
Land improvements	1,525,400
Building	75,680,300
Equipment	933,300
In-place lease	1,690,300

Net assets acquired	$84,050,000

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CNL HEALTHCARE TRUST, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

2.	Pro Forma Transactions (continued)

In connection with the acquisition of the Primrose Communities, the Company entered into a bridge financing with a lender, providing for a one-year senior facility in the original aggregate principal amount of $71,400,000 (the “Loan”). The Loan initially bore interest at LIBOR plus 6.00% which was used during the period from January 1, 2011 through the date of acquisition.

In connection with the acquisitions noted above, the Company incurred acquisition fees and costs of approximately $4.2 million.

3.	Related Party Transactions

Pursuant to the Company’s advisory agreement, CNL Healthcare Corp. (the “Advisor”) receives investment services fees equal to 1.85% of the purchase price of properties for services rendered in connection with the selection, evaluation, structure and purchase of assets. In connection with the acquisition of CHTSun IV and the Primrose Communities, the Company incurred approximately $3.9 in investment services fees payable to the Advisor. In addition, the Advisor is entitled to receive a monthly asset management fee of 0.08334% of the real estate asset value (as defined in the agreement) of the Company’s properties as of the end of the preceding month.

Pursuant to a master property management agreement, CNL Healthcare Manager Corp. (the “Property Manager”) receives property management fees of 2% of gross revenues for management of the Company’s single tenant properties and an oversight fee equal to 1% of gross revenues for properties managed by a third-party property manager.

4.	Adjustments to Pro Forma Consolidated Statement of Operations

The adjustments to the pro forma consolidated statement of operations represent adjustments needed to the Company’s historical results to present operating results as if CHTSun IV and the Primrose Communities were owned for the full Pro Forma Period.

(a)	Represents rental income on a straight-line basis generated from the leases for the Primrose Communities for the Pro Forma Period.

(b)	Represents asset management fees for the Pro Forma Period due to the Advisor in connection with the ownership of CHTSun IV and the Primrose Communities as described in Note 3.

(c)	Represents property management fees due to the property manager in connection with the management of CHTSun IV and the Primrose Communities as described in Note 3 for the Pro Forma Period.

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CNL HEALTHCARE TRUST, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

4.	Adjustments to Pro Forma Consolidated Statements of Operations (continued)

(d)	Represents depreciation and amortization expense computed using the straight-line method for the Primrose Communities over the estimated useful lives of the related assets for the Pro Forma Period as follows:

	Estimated Useful Life	Six months ended June 30, 2012	Year ended December 31, 2011
Land	Not applicable	$—	$—
Land improvements	15 years	50,848	101,693
Building	39 years	970,260	1,940,521
Equipment	3 years	155,552	311,100
In-place lease	10 years	84,516	169,030

		1,261,176	2,522,344

Less depreciation and amortization expense recorded in historical financial statements		(840,227)	—

		$420,949	$2,522,344

(e)	Represents the reversal of historical acquisition fees and expenses, including investment services fees to the Company’s Advisor, incurred and accrued during the six months ended June 30, 2012 and year ended December 31, 2011 related to the acquisitions of CHTSun IV and the Primrose Communities that are nonrecurring charges directly related to the pro forma transactions.

(f)	Represents interest expense and amortization of loan costs relating to the financings as if the loans had been in place for the Pro Forma Periods.

(g)	The pro forma adjustment summarized below represents the Company’s equity in earnings generated from the unconsolidated interests in CHTSun IV as described above allocated between the Company and its partner. The following estimated operating results of the properties owned by CHTSun IV and equity in earnings of the Company are presented as if the investments had been made on January 1, 2011. These amounts were derived from the historical operating results for the periods presented and include the impact of the following pro forma adjustments:

•	In connection with the formation of the ventures, new management agreements were executed. Property operating expenses have been adjusted to reflect the impact of the new management agreements.

•

The formation of the ventures resulted in a new basis of accounting for the related assets. Depreciation and amortization has been adjusted to reflect the impact of this allocation on the carrying values of land, building and equipment.

•

As part of their formation transactions, the ventures entered into new financing arrangements. Interest expense and loan cost amortization has been adjusted to reflect the terms associated with the new financing arrangements.

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CNL HEALTHCARE TRUST, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

4.	Adjustments to Pro Forma Consolidated Statements of Operations (continued)

	Six months ended June 30, 2012	Year ended December 31, 2011
Revenues	$23,331,551	$42,721,812
Property operating expenses	(17,104,480)	(30,623,342)
Depreciation and amortization expense	(3,020,904)	(6,041,808)
Interest expense and loan cost amortization	(3,251,353)	(6,502,706)
Interest and other income	935,623	11

Net income (loss)	$890,437	$(446,033)

Income (loss) allocable to venture partners on a pro forma basis	$(995,444)	$(3,007,864)

Income (loss) allocable to the Company on a pro forma basis	$1,885,881	$2,561,831
Less equity in earnings (loss) of unconsolidated entity recorded in historical financial statements	(773,628)	—

	$2,659,509	$2,561,831

(h)	For purposes of determining the weighted average number of shares of common stock outstanding, stock distributions are treated as if they were issued at the beginning of the periods presented.

As a result of CHTSun IV and the Primrose Communities being treated in the Pro Forma Consolidated Statement of Operations as operational since January 1, 2011, the Company assumed that the 1,357,572 shares issued during 2011 and an additional 2,913,267 shares of common stock were sold in its Offering, and the net proceeds were available for the purchase of CHTSun IV and the Primrose Communities as of January 1, 2011. Consequently, the weighted average number of shares outstanding for the Pro Forma Periods was adjusted to reflect this amount of shares as being issued on January 1, 2011 instead of the actual dates issued, and were treated as outstanding for the full Pro Forma Period. Pro forma earnings per share were calculated based on the weighted average number of shares of common stock outstanding, as adjusted.

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